As filed with the Securities and Exchange Commission on February 28, 1997.

                                                1933 Act File No. 33-12092
                                                1940 Act File No. 811-5029
--------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-lA



          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]
                     Pre-Effective Amendment No:                   [ ]
                    Post-Effective Amendment No:  25               [X]



                                      and
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                                Amendment No: 24



                         LEGG MASON INCOME TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                            111 South Calvert Street
                           Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

CHARLES A. BACIGALUPO                            ARTHUR C. DELIBERT, ESQ.
111 South Calvert Street                         Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                        1800 Massachusetts Ave., N.W.
(Name and Address of                             Second Floor
  Agent for Service)                             Washington, D.C.  20036-1800

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to Rule 485(b)
[ ] on            , 1997 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[X] on May 1, 1997 pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on            , 1997 pursuant to Rule 485(a)(ii)


If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the notice required by such Rule for its most recent fiscal year on February 27, 1997.

                         Legg Mason Income Trust, Inc.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheets

Legg Mason U. S. Government Intermediate-Term Portfolio - Primary Shares Legg Mason Investment Grade Income Portfolio -- Primary Shares
Legg Mason High Yield Portfolio -- Primary Shares

Legg Mason U.S. Government Money Market Portfolio -- Primary Shares

Part A - Prospectus

Navigator U.S. Government Intermediate-Term Portfolio
Navigator Investment Grade Income Portfolio

Navigator High Yield Portfolio

Part A - Prospectus

Legg Mason U. S. Government Intermediate-Term Portfolio
Legg Mason Investment Grade Income Portfolio
Legg Mason High Yield Portfolio
(Primary Shares and Navigator Shares)

Legg Mason U.S. Government Money Market Portfolio

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                         Legg Mason Income Trust, Inc.
    Legg Mason U. S. Government Intermediate-Term Portfolio - Primary Shares
         Legg Mason Investment Grade Income Portfolio - Primary Shares
                Legg Mason High Yield Portfolio - Primary Shares
       Legg Mason U.S. Government Money Market Portfolio - Primary Shares
                        Form N-1A Cross Reference Sheet


Part A Item No.             Prospectus Caption

     1                      Cover Page

     2                      Prospectus Highlights;
                            Expenses

     3                      Financial Highlights;
                            Performance Information

     4                      Investment Objectives and Policies;
                            Description of the Corporation and Its Shares

     5                      Expenses;
                            Dividends and Other Distributions;
                            The Corporation's Board of Directors, Manager
                                   and Investment Adviser;
                            The Funds' Distributor

     6                      Prospectus Highlights;
                            Dividends and Other Distributions;
                            Shareholder Services;
                            Tax Treatment of Dividends and Other
                                   Distributions;
                            How Your Shareholder Account Is Maintained;
                            Description of the Corporation and Its Shares

     7                      How You Can Invest In the Funds;
                            How Your Shareholder Account Is Maintained;
                            How Net Asset Value Is Determined;
                            The Funds' Distributor;
                            Investing Through Tax-Deferred Retirement Plans

     8                      How You Can Redeem Your Primary Shares

     9                      Not Applicable

                         Legg Mason Income Trust, Inc.
             Navigator U. S. Government Intermediate-Term Portfolio
                  Navigator Investment Grade Income Portfolio
                         Navigator High Yield Portfolio
                        Form N-1A Cross Reference Sheet

Part A Item No.             Prospectus Caption

     1                      Cover Page

     2                      Expenses

     3                      Financial Highlights;
                            Performance Information

     4                      Investment Objectives and Policies;
                            Description of the Corporation and Its Shares

     5                      Expenses;
                            Dividends and Other Distributions;
                            The Corporation's Board of Directors, Manager
                                   and Investment Adviser;
                            The Funds' Distributor

     6                      Dividends and Other Distributions;
                            Shareholder Services;
                            Tax Treatment of Dividends and Other
                                   Distributions;
                            How Shareholder Accounts are Maintained;
                            Description of the Corporation and Its Shares

     7                      How To Purchase and Redeem Shares;
                            How Shareholder Accounts are Maintained;
                            How Net Asset Value Is Determined;
                            The Funds' Distributor;

     8                      How To Purchase and Redeem Shares

     9                      Not Applicable

                         Legg Mason Income Trust, Inc.
            Legg Mason U. S. Government Intermediate-Term Portfolio
                  Legg Mason Investment Grade Income Portfolio
                        Legg Mason High Yield Portfolio
                     (Primary Shares and Navigator Shares)
               Legg Mason U.S. Government Money Market Portfolio
                        Form N-1A Cross Reference Sheet

                            Statement of Additional
Part B Item No.             Information Caption
     10                     Cover Page

     11                     Table of Contents

     12                     Not Applicable

     13                     Additional Information About Investment
                                     Limitations and Policies;
                            Portfolio Transactions and Brokerage

     14                     The Corporation's Directors and Officers

     15                     The Corporation's Directors and Officers

     16                     Management Agreement;
                            Investment Advisory Agreement;
                            The Funds' Distributor;
                            The Corporation's Independent Accountants;
                            The Funds' Custodian and Transfer and
                                     Dividend-Disbursing Agent

     17                     Portfolio Transactions and Brokerage

     18                     Not Applicable

     19                     Valuation of Fund Shares;
                            Additional Purchase and Redemption Information

     20                     Additional Tax Information;
                            Tax-Deferred Retirement Plans

     21                     Portfolio Transactions and Brokerage;
                            The Funds' Distributor;
                            The Funds' Custodian and Transfer and
                                     Dividend-Disbursing Agent

     22                     Performance Information

     23                     Financial Statements

TABLE OF CONTENTS
      Prospectus Highlights                                2
      Expenses                                             4
      Financial Highlights                                 5
      Performance Information                              9
      Investment Objectives and Policies                  10
      How You Can Invest in the Funds                     21
      How Your Shareholder Account is Maintained          23
      How You Can Redeem Your Primary Shares              24
      How Net Asset Value is Determined                   26
      Dividends and Other Distributions                   26
      Tax Treatment of Dividends and Other Distributions  27
      Shareholder Services                                28

      The Corporation's Board of Directors, Manager and
        Investment Adviser                                30

      The Funds' Distributor                              31
      Description of the Corporation and its Shares       32
      Appendix                                            34

ADDRESSES
DISTRIBUTOR:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 o 539 o 0000    800 o 822 o 5544

TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103

COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Avenue, N.W.
      Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS:
      [                       ]
      217 East Redwood Street, Baltimore, MD 21202


      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVE OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

(recycled logo)   Printed on Recycled Paper

LMF-025

                                   LEGG MASON
                                     INCOME
                                  TRUST, INC.

                            GOVERNMENT INTERMEDIATE
                                INVESTMENT GRADE
                                   HIGH YIELD
                            GOVERNMENT MONEY MARKET

                                 PRIMARY SHARES

                           PUTTING YOUR FUTURE FIRST

                                   PROSPECTUS

                                  MAY 1, 1997


                               (Legg Mason Logo)
                                     FUNDS

     LEGG MASON INCOME TRUST , INC. -- PRIMARY SHARES
          LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
          LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
          LEGG MASON HIGH YIELD PORTFOLIO
          LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO

         This Prospectus sets forth concisely the information about the funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the funds dated May 1, 1997 has been filed with the Securities and Exchange Commission ( "SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).

         LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO IS A MONEY MARKET FUND; LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO, LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO AND LEGG MASON HIGH YIELD PORTFOLIO ARE BOND FUNDS. A MAJORITY OF LEGG MASON HIGH YIELD PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN LOWER-RATED, FIXED-INCOME SECURITIES (INCLUDING THOSE COMMONLY KNOWN AS "JUNK BONDS"). IN ADDITION TO OTHER RISKS, THESE BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE HIGHER-RATED BONDS; THEREFORE, INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.

         LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO ATTEMPTS TO STABILIZE THE VALUE OF ITS SHARES AT $1.00. AN INVESTMENT IN THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THIS FUND WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                                  May 1, 1997


                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                                410 o 539 o 0000
                                800 o 822 o 5544

     PROSPECTUS HIGHLIGHTS
          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.
          The Legg Mason Income Trust, Inc. ("Corporation") is a diversified open-end management investment company which currently has four portfolios: The Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), The Legg Mason Investment Grade Income Portfolio ("Investment Grade"), The Legg Mason High Yield Portfolio ("High Yield") and The Legg Mason U.S. Government Money Market Portfolio ("Government Money Market") (each separately referred to as a "Fund" and collectively referred to as the "Funds").
          GOVERNMENT INTERMEDIATE is a professionally managed portfolio seeking to provide investors with high current income consistent with prudent investment risk and liquidity needs. In seeking to achieve the Fund's objective, the Corporation's investment adviser, Western Asset Management Company ("Adviser"), under normal circumstances, invests at least 75% of the Fund's total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by such securities. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years.
          The Adviser believes that shares of the Fund may be appropriate both for direct investment and for investment by Individual Retirement Accounts and other qualified retirement plans. The value of the debt instruments held by the Fund, and thus the net asset value of Fund shares, generally fluctuate inversely with movements in market interest rates. Certain investment grade debt securities in which the Fund invests may have speculative characteristics. The Fund's participation in hedging and option income strategies also involves certain investment risks and transaction costs.
          INVESTMENT GRADE is a professionally managed portfolio seeking to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In seeking to achieve the Fund's objective, the Adviser, under normal circumstances, invests primarily in debt securities which the Adviser considers to be of investment grade, i.e., securities rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities judged by the Adviser to be of comparable quality.
          The Adviser believes that shares of the Fund may be appropriate both for direct investment and for investment in Individual Retirement Accounts and other qualified retirement plans.
          The value of the debt instruments held by the Fund, and thus the net asset value of Fund shares, generally fluctuates inversely with movements in market interest rates. Certain investment grade debt securities in which the Fund invests may have specualtive characteristics. The Fund may invest up to 25% of its assets in debt securities rated below investment-grade, commonly known as "junk bonds." Such securities are considered speculative and involve increased risk of exposure to adverse business and economic conditions. The Fund's participation in hedging and option income strategies also involves certain investment risks and transaction costs.
          HIGH YIELD is a professionally managed portfolio seeking to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, fixed-income securities (including those commonly known as "junk bonds"). Such securities are considered speculative and involve increased risk of exposure to adverse business and economic conditions. The value of debt instruments held by the Fund, and thus the net asset value of Fund shares, also generally fluctuate inversely with movements in market interest rates.
          The Fund may invest up to 25% of its total assets in foreign securities. Investment in foreign securities entails certain additional risks, including risks arising from currency fluctuation, accounting systems and disclosure regulations that differ from those in the U.S., and political and economic changes in foreign countries. The Fund may have limited recourse against a foreign governmental issuer in the event of a default. The Fund's participation in hedging and option income strategies also involves certain risks. See page 20.
          The Fund may invest up to 25% of its total assets in securities restricted as to their disposition, which may include securities for which the Fund believes there is a liquid market. No more than 15% of the Fund's net assets will be invested in securities deemed by the Fund to be illiquid.
          An investment in the Fund does not constitute a complete investment program and is not appropriate for persons unwilling or unable to assume a high degree of risk.
          GOVERNMENT MONEY MARKET is a professionally managed portfolio seeking to obtain high current income consistent with liquidity and conservation of principal. In seeking to achieve the Fund's objective, the Adviser invests the Fund's assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements secured by such instruments.
          The Adviser believes that shares of the Fund may be appropriate both for direct investment and for investment through Individual Retirement Accounts and qualified retirement plans.
          Of course, there can be no assurance that any Fund will achieve its objective. See "Investment Objectives and Policies," page 10.
          Government Intermediate, Investment Grade and High Yield each offers two classes of shares -- Primary Class ("Primary Shares") and Navigator Class ("Navigator Shares"). Government Money Market offers only one class of shares.

          Primary Shares offered in this Prospectus are available to all investors except certain institutions (see page 5). No initial sales charge is payable on purchases, and no redemption charge is payable on sales of the Funds' shares. Each Fund pays management fees to its Manager, Legg Mason Fund Adviser, Inc. ("Manager"), and each Fund pays distribution fees with respect to Primary Shares to its Distributor, Legg Mason, as described on pages 30-32 of this Prospectus.

DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated
MANAGER AND ADVISER:
          Legg Mason Fund Adviser, Inc. serves as each Fund's manager, and Western Asset Management Company serves as investment adviser to each Fund.
INITIAL PURCHASE:
          $1,000 minimum, generally.
SUBSEQUENT PURCHASES:
          $100 minimum, generally, except for Government Money Market which has a $500 minimum, generally.
PURCHASE METHODS:
          Send bank/personal check or wire federal funds. See "How You Can Invest in the Funds," page 21.
PUBLIC OFFERING PRICE PER SHARE:
          Net asset value. Government Money Market seeks to maintain its net asset value at $1.00 per share.
CHECKWRITING:
          Available to qualified shareholders of Government Money Market upon request. Unlimited number of checks. Minimum amount per check: $500.
EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 29.
DIVIDENDS:
          Declared daily and paid monthly for Government Intermediate, Investment Grade and Government Money Market. Declared and paid monthly for High Yield.
REINVESTMENT:
          All dividends and/or other distributions are automatically reinvested unless cash payments are requested.

     EXPENSES

          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Fund operating expenses related to Primary Shares for the year ended December 31, 1996, adjusted for current expense and fee waiver levels.



      ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                               GOVERNMENT
                        GOVERNMENT       INVESTMENT     HIGH      MONEY
                       INTERMEDIATE(A)     GRADE(A)     YIELD     MARKET
                       --------------------------------------------------
      Management fees       0.28%           0.14%       0.65%    0.50%
      12b-1 fees            0.50%           0.50%       0.50%    0.10%(B)
      Other expenses        0.20%           0.33%       0.20%    0.16%
                       --------------------------------------------------
      Total operating
        expenses            0.98%           0.97%       1.35%    0.76%(C)
                       --------------------------------------------------



    (A) The expense ratio at December 31, 1996 for Primary Shares of Government Intermediate and Investment Grade would have been 1.25% and 1.43%, respectively, had the Funds' Manager not agreed to waive fees. The reimbursement agreement, wherein the Manager has agreed to continue to waive fees and/or assume other expenses to the extent the expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of average daily net assets for such month, will remain in effect until the earlier of December 31, 1997, or, with respect to Government Intermediate, until its net assets reach $400 million, and with respect to Investment Grade, until its net assets reach $100 million, and unless extended will terminate on that date. If Government Intermediate's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that Government Intermediate's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case.


    (B) Effective January 10, 1997, Government Money Market began compensating Legg Mason for distribution costs and services. The fee shown reflects determination by Legg Mason to request payment of, and determination by the Board to pay, less than the full amount of the authorized 12b-1 fee. If the full amount of the fee was paid, 12b-1 fees would be 0.20% and total operating expenses would be 0.86%.


    (C) The expense information in the table has been restated to reflect current fees.

          Because each Fund pays a 12b-1 fee with respect to Primary Shares, long-term shareholders in Primary Shares may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information concerning the Funds' expenses, see "The Corporation's Board of Directors, Manager and Investment Adviser," page 30.


      EXAMPLE
          The following example illustrates the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. As noted in the prior table, the Funds charge no redemption fees of any kind.


                                                    GOVERNMENT
           GOVERNMENT      INVESTMENT     HIGH        MONEY
          INTERMEDIATE       GRADE        YIELD       MARKET
          ----------------------------------------------------
1 Year        $ 10            $ 10        $  14        $  8
3 Years       $ 31            $ 31        $  43        $ 24
5 Years       $ 54            $ 54        $  74        $ 42
10 Years      $120            $119        $ 162        $ 94


          This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF PRIMARY SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which the Manager and/or Legg Mason waive their fees and reimburse all or a portion of a Fund's expenses and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.

     FINANCIAL HIGHLIGHTS
         Government Intermediate, Investment Grade and High Yield each offers two classes of shares, Primary Shares and Navigator Shares. Government Money Market offers only one class of shares. Navigator Shares are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett & Co. ("Bartlett") who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as ERISA fiduciary, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares pay no 12b-1 distribution fees and may pay lower transfer agency fees. The information for Primary Shares reflects the 12b-1 fees paid by that Class.

         The financial highlights tables that follow have been derived from each
     Fund's financial statements which have been audited by [                 ],
     independent accountants. Each Fund's financial statements for the year
     ended December 31, 1996 and the report of [                    ] thereon
     are included in each respective Fund's Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information. The annual report is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.


     GOVERNMENT INTERMEDIATE


                                                     NAVIGATOR
                                                       CLASS                                      PRIMARY CLASS
                                     ------------------------------------------     --------------------------------------------
   Years Ended December 31,              1996          1995          1994(B)            1996          1995             1994
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of
     period                                           $9.72         $9.72                            $9.72           $10.43
   Net investment income                               0.62(C)       0.05(C)                          0.57(D)          0.51(D)
   Net realized and unrealized
     gain (loss) on investments,
     options and futures                               0.75            --                             0.75            (0.71)
   Total from investment
     operations                                        1.37          0.05                             1.32            (0.20)
   Distributions to shareholders:
     Net investment income                            (0.62)        (0.05)                           (0.57)           (0.51)
     Net realized gain                                   --            --                               --               --
     In excess of net realized gain
       on investments                                    --            --                               --               --
   Total distributions                                (0.62)        (0.05)                           (0.57)           (0.51)
   Net asset value, end of period                    $10.47         $9.72                           $10.47            $9.72
   Total return(E)                                    14.5%          0.50%                           13.9%            (1.9)%

RATIOS/SUPPLEMENTAL DATA:
   Ratios to average net assets:
     Expenses                                          0.4%(C)       0.4%(C,F)                        0.9%(D,G)        0.9%(D,G)
     Net investment income                             6.1%(C)       6.4%(C,F)                        5.6%(D)          5.1%(D)
   Portfolio turnover rate                           289.9%        315.7%                           289.9%           315.7%
   Net assets, end of period
     (in thousands)                                  $4,184        $4,024                         $231,886         $231,255





                                                                           PRIMARY CLASS
                                     ----------------------------------------------------------------------------------------
                                         1993         1992         1991        1990        1989        1988        1987(A)
   Years Ended December 31,
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of
     period                            $10.70       $10.77       $10.29      $10.20       $9.79       $9.92      $10.00
   Net investment income                 0.53(D)      0.60(D)      0.72(D)     0.78(D)     0.80(D)     0.74(D)     0.30(D)
   Net realized and unrealized
     gain (loss) on investments,
     options and futures                 0.17         0.05         0.70        0.09        0.41       (0.12)      (0.08)
   Total from investment
     operations                          0.70         0.65         1.42        0.87        1.21        0.62        0.22
   Distributions to shareholders:
     Net investment income              (0.53)       (0.60)       (0.72)      (0.78)      (0.80)      (0.74)      (0.30)
     Net realized gain                  (0.39)       (0.12)       (0.22)         --          --       (0.01)         --
     In excess of net realized gain
       on investments                   (0.05)          --           --          --          --          --          --
   Total distributions                  (0.97)       (0.72)       (0.94)      (0.78)      (0.80)      (0.75)      (0.30)
   Net asset value, end of period      $10.43       $10.70       $10.77      $10.29      $10.20       $9.79       $9.92
   Total return(E)                       6.6%         6.3%        14.4%        9.1%       12.8%        6.4%        2.2%

RATIOS/SUPPLEMENTAL DATA:
   Ratios to average net assets:
     Expenses                            0.9%(D,G)    0.9%(D,G)    0.8%(D,G)   0.6%(D,G)   0.8%(D,G)   1.0%(D,G)   1.0%(D,F,G)
     Net investment income               4.8%(D)      5.5%(D)      6.7%(D)     7.7%(D)     7.9%(D)     7.4%(D)     7.4%(D,F)
   Portfolio turnover rate             490.2%       512.6%       642.8%       67.0%       57.3%      132.5%       66.3%(F)
   Net assets, end of period
     (in thousands)                  $299,529     $307,320     $211,627     $74,423     $43,051     $27,087     $16,617


     (A) FOR THE PERIOD AUGUST 7, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1987.
     (B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1994.
     (C) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS AS FOLLOWS: 0.4% UNTIL APRIL 30, 1995; 0.45% UNTIL APRIL 30, 1996; AND 0.50% UNTIL DECEMBER 31, 1996.
     (D) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS AS FOLLOWS: 1.0% UNTIL SEPTEMBER 10, 1989; 0.5% UNTIL MARCH 31, 1990; 0.6% UNTIL DECEMBER 31, 1990; 0.75%
         UNTIL APRIL 30, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85% UNTIL AUGUST 31, 1992; 0.9% UNTIL APRIL 30, 1995; 0.95% UNTIL APRIL 30, 1996; AND
         1.00% UNTIL DECEMBER 31, 1996.
     (E) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
     (F) ANNUALIZED.
     (G) INCLUDES DISTRIBUTION FEE OF 0.5%.
                                                                               5

     INVESTMENT GRADE

                                         NAVIGATOR
                                           CLASS                                  PRIMARY CLASS
                                 -----------------------   -----------------------------------------------------------------
   Years Ended December 31,        1996       1995(B)        1996        1995         1994           1993           1992
PER SHARE OPERATING
PERFORMANCE:
      Net asset value,
       beginning of period                  $10.32                      $9.27       $10.40         $10.71          $10.71
      Net investment income                   0.03(C)                    0.65(D)      0.60(D)        0.62(D)         0.66(D)
      Net realized and
       unrealized gain (loss)
       on investments, options
       and futures                            0.12                       1.17        (1.09)          0.33            0.25
      Total from investment
       operations                             0.15                       1.82        (0.49)          0.95            0.91
      Distributions to
       shareholders
       from:
       Net investment income                 (0.03)                     (0.65)       (0.60)         (0.62)          (0.66)
       Net realized gain on
         investments                            --                         --        (0.04)         (0.63)          (0.25)
       In excess of net
         realized gain on
         investments                            --                         --           --          (0.01)             --
      Total distributions                    (0.03)                     (0.65)       (0.64)         (1.26)          (0.91)
      Net asset value, end of
       period                               $10.44                     $10.44        $9.27         $10.40          $10.71
      Total return(E)                         1.4%                      20.1%        (4.8)%         11.2%            6.8%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                               0.4%(C,F)                  0.88%(D,G)   0.85%(D,G)     0.85%(D,G)      0.85%(D,G)
       Net investment income                  6.7%(C,F)                  6.5%(D)      6.1%(D)        5.6%(D)         6.1%(D)
      Portfolio turnover rate               221.1%                     221.1%       200.1%         348.2%          316.7%
      Net assets, end of
       period (in thousands)                  $249                    $85,633      $66,196        $68,781         $48,033



                                                                          PRIMARY CLASS
                                        ----------------------------------------------------------------------------------------
   Years Ended December 31,               1991              1990              1989                1988               1987(A)
PER SHARE OPERATING
PERFORMANCE:
      Net asset value,
       beginning of period               $9.97            $10.29             $9.88               $9.94              $10.00
      Net investment income               0.76(D)           0.84(D)           0.82(D)             0.78(D)             0.31(D)
      Net realized and
       unrealized gain (loss)
       on investments, options
       and futures                        0.77             (0.28)             0.41               (0.035)             (0.06)
      Total from investment
       operations                         1.53              0.56              1.23                0.745               0.25
      Distributions to
       shareholders
       from:
       Net investment income             (0.76)            (0.84)            (0.82)              (0.78)              (0.31)
       Net realized gain on
         investments                     (0.03)            (0.04)               --               (0.025)                --
       In excess of net
         realized gain on
         investments                        --                --                --                  --                  --
      Total distributions                (0.79)            (0.88)            (0.82)              (0.805)             (0.31)
      Net asset value, end of
       period                           $10.71             $9.97            $10.29               $9.88               $9.94
      Total return(E)                    16.0%              5.8%             13.0%                7.7%                2.6%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                           0.71%(D,G)        0.50%(D,G)        0.82%(D,G)          1.00%(D,G)          1.00%(D,F,G)
       Net investment income              7.3%(D)           8.3%(D)           8.1%(D)             7.7%(D)             7.8%(D,F)
      Portfolio turnover rate           212.5%             54.9%             92.4%              146.3%               72.4%(F)
      Net assets, end of
       period (in thousands)           $36,498           $22,994           $13,891              $9,913              $5,661

     (A) FOR THE PERIOD AUGUST 7, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1987.
     (B) FOR THE PERIOD DECEMBER 1, 1995 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1995.
     (C) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 0.40% UNTIL APRIL 30, 1996; AND 0.50% UNTIL DECEMBER 31, 1996.
     (D) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 1.0% UNTIL SEPTEMBER 10, 1989; 0.5% UNTIL DECEMBER 31, 1990; 0.65% UNTIL APRIL 30, 1991; 0.7% UNTIL OCTOBER 31, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85%
         UNTIL APRIL 30, 1995; 0.9% UNTIL APRIL 30, 1996 AND 1.00% UNTIL DECEMBER 31, 1996.
     (E) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
     (F) ANNUALIZED.
     (G) INCLUDES DISTRIBUTION FEE OF 0.5%.

     HIGH YIELD

                                                                               PRIMARY CLASS
                                                                --------------------------------------------
      Years Ended December 31,                                    1996           1995               1994(A)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                     $13.57             $15.00
      Net investment income                                                      1.29               1.02
      Net realized and unrealized gain (loss) on investments                     1.05              (1.44)
      Total from investment operations                                           2.34               (.42)
      Distributions to shareholders from net investment income                  (1.29)             (1.01)
      Net asset value, end of period                                           $14.62             $13.57
      Total return(B)                                                           18.01%             (2.90)%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                                 1.5%               1.6%(C)
        Net investment income                                                    9.3%               8.4%(C)
      Portfolio turnover rate                                                   47.4%              67.4%(C)
      Net assets, end of period (in thousands)                               $108,417            $53,424


     (A) FOR THE PERIOD FEBRUARY 1, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994.
     (B) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
     (C) ANNUALIZED.

     GOVERNMENT MONEY MARKET

                                                                            PRIMARY CLASS
                                      -------------------------------------------------------------------------------------------
      Years Ended December 31,            1996       1995       1994       1993       1992       1991       1990       1989(A)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
        period                                      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
      Net investment income                           .05        .04        .03        .03        .05        .07        .08(B)
      Net realized gain (loss) on
        investments                                   NIL       (NIL)        --         --        NIL         --         --
      Total from investment
        operations                                    .05        .04        .03        .03        .05        .07        .08
      Dividends paid from:
        Net investment income                        (.05)      (.04)      (.03)      (.03)      (.05)      (.07)      (.08)
        Realized gain on investments                   --         --         --         --       (NIL)        --         --
      Net asset value, end of period                $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
      Total return                                   5.31%      3.66%      2.80%      3.49%      5.87%      7.56%      8.68%(C)
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                      .67%       .69%       .71%       .73%       .73%       .81%       .80%(B,C)
        Net investment income                        5.17%      3.66%      2.76%      3.45%      5.36%      7.29%      8.35%(C)
      Net assets, end of period (in
        thousands)                                $316,646   $214,576   $172,533   $170,910   $180,733   $132,408    $87,958


     (A) FOR THE PERIOD JANUARY 31, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1989.
     (B) NET OF FEES WAIVED BY THE MANAGER FOR EXPENSES IN EXCESS OF THE FOLLOWING ANNUAL RATES: 0.50% THROUGH MARCH 28, 1989; 0.75% THROUGH JUNE 30, 1989; AND 0.85% THROUGH DECEMBER 31, 1989.
     (C) ANNUALIZED.

     PERFORMANCE INFORMATION
          From time to time each bond fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Performance figures reflect past performances only and are not intended to indicate future performance. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-by-year results.

          Total returns as of December 31, 1996 were as follows:



      CUMULATIVE TOTAL       GOVERNMENT  INVESTMENT    HIGH
      RETURN                INTERMEDIATE   GRADE      YIELD

      Primary Class:
        One Year
        Five Years
        Life of Class
      Navigator Class:
        One Year
        Life of Class



      AVERAGE ANNUAL         GOVERNMENT  INVESTMENT    HIGH
        TOTAL RETURN        INTERMEDIATE   GRADE      YIELD

      Primary Class:
        One Year
        Five Years
        Life of Class
      Navigator Class:
        One Year
        Life of Class


    (A) Inception of Government Intermediate and Investment Grade -- August 7, 1987.
    (B) Inception of High Yield -- February 1, 1994.
    (C) For the period December 1, 1994 (commencement of sale of Navigator Shares) to December 31, 1995.
    (D) For the period December 1, 1995 (commencement of sale of Navigator Shares) to December 31, 1995.

          No adjustment has been made for any income taxes payable by shareholders. The investment return of each Fund will fluctuate. The principal value of an investment in each Fund (except Government Money Market) will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of Government Intermediate and Investment Grade would have been lower if the Manager had not waived/reimbursed certain fees and expenses during the fiscal years 1987 through 1996.

          Further information about each Fund's performance is contained in the respective Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.
GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD:
          Each Fund also may advertise its yield or effective yield. Yield reflects net investment income per share (as defined by applicable SEC regulations) over a 30-day (or one-month) period, expressed as an annualized percentage of net asset value at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.
GOVERNMENT MONEY MARKET:
          From time to time, the Fund may quote its yield, including a compound effective yield, in advertisements or in reports or other communications to shareholders. The Fund's "yield" refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then "annualized." That is, the average daily net income generated by the investment during that week is assumed to be generated each day over a 365-day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but assumes that the income earned by an investment is reinvested. The Fund's effective yield will be slightly higher than the Fund's yield because of the compounding effect of this assumed reinvestment.
          Yield information may be useful in reviewing the Fund's performance and providing a basis for comparison with other investment alternatives. However, the Fund's yield may change in response to fluctuations in interest rates and Fund expenses. Past performance is not a guarantee of future performance.

          The Fund's yield for the seven-day period ended December 31, 1996 was
         %. The effective yield for the same period was    %.

     INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.
          GOVERNMENT INTERMEDIATE'S investment objective is to provide investors with high current income consistent with prudent investment risk and liquidity needs. At least 75% of the Fund's total assets are, under normal circumstances, invested in U.S. government securities or instruments secured by such securities, including repurchase agreements. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government does not guarantee the market value of the Fund's investments or the market value or yield of the Fund's shares, which will fluctuate as market interest rates change. Investments in mortgage-related securities issued by governmental or government-related entities, as described on page 15, will be included in the 75% limitation.
          The balance of the Fund, up to 25% of its total assets, normally is invested in cash, commercial paper and investment grade debt securities rated within one of the four highest grades assigned by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa), securities comparably rated by another NRSRO, or unrated securities judged by the Adviser to be of comparable quality. Debt securities rated Baa are deemed by Moody's to have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make principal and interest payments than is the case for high-grade debt securities. A further description of Moody's and S&P's ratings is included in the Appendix to this Prospectus.
          INVESTMENT GRADE'S investment objective is to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In seeking to achieve its objective, the Fund invests primarily in debt securities which the Adviser considers to be of investment grade, of which some may be privately placed and some may have equity features.
          In pursuing its objective, under normal circumstances, the Fund invests at least 75% of its total assets in the following types of investment grade interest-bearing debt securities:
          (1) debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's or S&P, or, if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality.
          (2) securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
          (3) commercial paper and other money market instruments which are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities which may be purchased under item (1); bank certificates of deposit; and bankers' acceptances.


          (4) preferred stocks (including step down preferred securities), rated no lower than Ba by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.

          The remainder of the Fund's assets, not in excess of 25% of its total assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; and (2) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features).


          The Fund currently invests in debt securities with maturities ranging from short-term (including overnight) up to forty years and anticipates that it will continue to do so. The Fund expects to maintain its portfolio of securities so as to have an
10
      average dollar-weighted maturity of between five and twenty years.

          HIGH YIELD'S investment objective is to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, fixed-income securities, that is, income producing debt securities and preferred stocks of all types, including corporate debt securities and preferred stock, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in fixed-income securities rated above BBB by S&P or Baa by Moody's, comparably rated by another NRSRO, or unrated securities deemed by the Adviser to be of equivalent quality. Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. Current yield is the primary consideration used by the Adviser in the selection of portfolio securities, although consideration may also be given to the potential for capital appreciation.


          Higher yields are generally available from securities rated BBB or lower by S&P, Baa or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality, and the Fund may invest all or a substantial portion of its assets in such securities. Debt securities rated below investment grade (i.e., below BBB/Baa) are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. The Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P, which ratings indicate that the obligations are highly speculative and may be in default or in danger of default as to principal and interest. Ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. The Appendix to this Prospectus describes Moody's and S&P's rating categories of securities in which the Fund may invest.
          Fixed-income securities in which the Fund may invest include preferred stocks and all types of debt obligations of both domestic and foreign issuers, commercial paper, and obligations issued or guaranteed by the U.S. Government, foreign governments or of any of their respective political subdivisions, agencies, or instrumentalities, including repurchase agreements secured by such instruments.
          The Fund may invest up to 25% of its total assets in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933, or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid, under guidelines adopted by the Corporation's Board of Directors pursuant to SEC regulations. The Fund will not invest more than 5% of its total assets in any one issuer, except for issues of the U.S. Government, its agencies and instrumentalities or repurchase agreements collateralized by such securities; however, up to 25% of the Fund's total assets may be invested in securities issued by Canadian provinces or by Crown Corporations whose obligations are guaranteed by either the Canadian federal government or a provincial government. No more than 25% of the Fund's total assets may be invested in issuers having their principal business activity in the same industry.
          GOVERNMENT MONEY MARKET'S investment objective is to obtain high current income consistent with liquidity and conservation of principal.
          The Fund invests only in U.S. government obligations and repurchase agreements secured by such instruments. U.S. government obligations include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and (2) obligations issued or guaranteed
                                                                              11
      by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates of the Government National Mortgage Association),
      (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Bank), (c) the discretionary authority of the U.S. Treasury to lend to the issuer (such as Federal National Mortgage Association securities) or (d) only the credit of the instrumentality (such as the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government does not insure or guarantee the market value of the Fund's shares.
          The Fund attempts to stabilize the net asset value of a Fund share at $1.00. To maintain that net asset value, the Fund pursues several practices intended to minimize the effect of interest rate fluctuations. It invests in a portfolio of money market instruments with remaining maturities of 397 days or less; it maintains the dollar-weighted average maturity of the portfolio at 90 days or less; and it buys only high quality securities which the Adviser believes present minimal credit risk. The Fund, of course, cannot guarantee a net asset value of $1.00 per share. The Fund may invest in variable rate U.S. government obligations that have stated maturities in excess of 397 days if such obligations comply with conditions established by the SEC. Also, securities held by the Fund as collateral for repurchase agreements and other collateralized transactions may have remaining maturities in excess of 397 days.
GENERAL
          The market value of the interest-bearing debt securities held by a Fund, and therefore the net asset value of Fund shares, is affected by changes in market interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater is the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.
          Certain of the mortgage-backed and other securities in which a Fund can invest pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. The more closely these changes reflect current market rates, the more likely the instrument will trade at a price close to its par value. Some instruments do not directly track the underlying index, but reset based on formulas that can produce an effect similar to leverage; others may provide for interest payments that vary inversely with market rates; these instruments are regarded as "derivatives," and may vary significantly in market price when interest rates change.
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, may not be changed without the approval of its shareholders. A full description of these investment limitations is included in the Statement of Additional Information.
INVESTMENT TECHNIQUES AND RISKS
          The following investment techniques and risks apply to Government Intermediate, Investment Grade and High Yield unless otherwise stated. CORPORATE DEBT SECURITIES
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The
12

      Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.
      CALLABLE DEBT SECURITIES
          A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.
      RISKS OF LOWER RATED DEBT SECURITIES
          Debt securities rated Baa and preferred stock rated Ba are deemed by Moody's to have speculative characteristics. Debt securities rated B by Moody's "generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small." S&P states that debt rated B "has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal."
          High yield bonds offer a higher yield to maturity than bonds with higher ratings, as compensation for holding an obligation that is subject to greater risk. The principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
      (iii) the fact that such obligations are often unsecured and are subordinated to the claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn,
      (vii) the fact that the issuers are often highly leveraged and may not have access to more traditional methods of financings and (viii) the possibility of adverse publicity and investor perceptions, whether or not due to fundamental analysis, which may result in widespread sales and declining market prices. If the Fund is required to seek recovery upon a default in the payment of principal or interest, it may incur additional expenses and may have limited legal recourse in the event of a default.
          As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. Yields on lower rated debt securities may rise dramatically in such periods, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. Because the market for high yield securities is less liquid, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets.
          Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.
          If an investment grade security purchased by Investment Grade is subsequently given a rating
                                                                              13
      below investment grade, the Adviser will consider that fact in determining whether to retain that security in the Fund's portfolio.

          The table below provides a summary of ratings assigned to debt holdings in the portfolios of Investment Grade and High Yield. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1996, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.


               Aaa/
  MOODY'S      Aa/A      Baa       Ba       B       Caa       Ca       C        NR
Investment
 Grade
High Yield



               AAA/
    S&P        AA/A     BBB       BB       B       CCC      CC/C      D        NR
Investment
 Grade
High Yield



          There were no debt securities not rated by either Moody's or S&P for Investment Grade. The dollar-weighted average of debt securities not rated
      by either Moody's or S&P amounted to   % for High Yield. This may include
      securities rated by other NRSROs, as well as unrated securities. Unrated securities are not necessarily lower-quality securities, but may not be attractive to as many investors.

      U.S. GOVERNMENT SECURITIES (THE FOLLOWING APPLIES TO GOVERNMENT MONEY MARKET ALSO)
          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA")); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Federal National Mortgage Association ("FNMA") securities); and (4) solely the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

      INFLATION-INDEXED SECURITIES
          The Funds may also invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective
14
      maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause a Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining a Fund's average maturity, the Adviser must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.
          A Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which that Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities on a specified future date.
          RESTRICTIONS: Government Intermediate and Investment Grade normally may invest up to 50% of their total assets in mortgage-related securities, including those issued by the governmental or government-related entities referred to above. No more than 25% of Government Intermediate's or Investment Grade's total assets normally are invested in mortgage-related securities issued by non-governmental entities. Mortgage dollar roll transactions may be considered borrowings and, if so, will be subject to each Fund's investment limitation that, except for temporary purposes, a Fund will not borrow money in excess of 5% of its total assets at the time of borrowing.
      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government. PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal
                                                                              15
      are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.
          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. ASSET-BACKED SECURITIES
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities. The value of such securities depends in part on loan repayments by individuals, which may be adversely affected during general downturns in the economy.
      CONVERTIBLE SECURITIES
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.
          Government Intermediate and Investment Grade do not intend to exercise conversion rights for any convertible security they own and do not intend to hold any security which has been subject to conversion.
      ZERO COUPON BONDS
          Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the price can also reflect a premium or discount to the original issue discount reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The discount approximates the total
16
      amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.
          The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Additional Tax Information" in the Statement of Additional Information. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to that Fund and when that Fund would not otherwise choose to dispose of the assets.


      STRIPPED MORTGAGE-BACKED SECURITIES
          The Funds may also invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Funds may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on such IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in each Fund's limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by the Adviser, following guidelines and standards established by the Corporation's Board of Directors.


      PAY-IN-KIND BONDS (HIGH YIELD ONLY)
          Pay-in-kind bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently and having similar maturities and credit quality. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and the Fund may obtain no return at all on its investment if the issuer defaults.
          The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, the Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      PREFERRED STOCK

          Preferred stock may be purchased as a substitute for debt securities of the same issuer when, in the opinion of the Adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors,
                                                                              17
      and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

      TRUST ORIGINATED PREFERRED SECURITIES
          The Funds may also invest in trust originated preferred securities, a new type of security issued by financial institutions such as banks and insurance companies. Trust originated preferred securities represent interests in a trust formed by the financial institution. The trust sells preferred shares and invests the proceeds in notes issued by the financial institution. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of trust preferred securities currently enjoy favorable tax treatment. If the tax characterization of these securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are restricted securities available only to qualified institutional buyers under Rule 144A (Rule 144A establishes a "safe harbor" from the registration requirements of Rule 144A under of the Securities Act of 1933).


      FOREIGN SECURITIES
GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE:
          The Funds may invest in U.S. dollar-denominated debt securities issued by foreign companies and governments. The foreign government securities in which a Fund invests generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. The Funds also may invest in debt securities of foreign "quasi-governmental agencies," which are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Because the foreign securities in which the Funds invest are U.S. dollar-denominated, there is no risk of currency fluctuation.
HIGH YIELD:
          High Yield may invest up to 25% of its total assets in securities of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar. To facilitate investment in foreign securities, the Fund may hold positions in foreign currencies. In addition, for hedging purposes, the Fund may purchase and write either listed or over-the-counter put and call options on foreign currencies or may enter into forward foreign currency contracts ("forward currency contracts").
          Forward currency contracts involve obligations to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The Fund may enter into these contracts for the purpose of hedging against risk arising from its investment or anticipated investment in securities denominated in foreign currencies. Forward currency contracts involve certain risks, including the risk that anticipated currency movements will not be accurately predicted causing the Fund to sustain losses on these contracts.
          The Fund may invest in fixed-income and other debt securities of issuers based in emerging markets (including countries in Latin America, Eastern Europe, Asia and Africa).
      RISKS OF FOREIGN SECURITIES
          Investment in foreign securities presents certain risks, including those resulting from adverse political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Some foreign securities are subject to foreign income and withholding taxes. Additional risks associated with investing in foreign securities include the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying instrument. Some foreign governments have defaulted on principal and/or interest payments; in such cases, a Fund would have limited recourse to enforce its rights under the instruments it holds. The risks of foreign investment, described above, are greater for investments in emerging markets. Debt securities of issuers in such countries will typically be rated below investment grade or be of comparable quality.
18

      REPURCHASE AGREEMENTS (THE FOLLOWING APPLIES TO GOVERNMENT MONEY MARKET
      ALSO)
          Repurchase agreements are agreements under which U.S. government obligations (or, with respect to Government Intermediate, Investment Grade and High Yield, other high-quality, liquid debt securities) are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by State Street Bank and Trust Company ("State Street"), the Funds' custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which the Adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.
          RESTRICTIONS: A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (15% in the case of High Yield) of its total assets would be invested in such agreements and other illiquid investments.
      WHEN-ISSUED SECURITIES (THE FOLLOWING APPLIES TO GOVERNMENT MONEY MARKET
      ALSO)
          Each Fund may enter into commitments to purchase U.S. government securities or other securities on a when-issued basis. A Fund may purchase when-issued securities because such securities are often the most efficiently priced and have the best liquidity in the bond market. As with the purchase of all securities, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, which is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. To meet that payment obligation, that Fund will set aside cash or liquid, high-quality debt securities in an account with its custodian equal to the payment that will be due. Depending on market conditions, a Fund's when-issued purchases could cause its net asset value to be more volatile, because they will increase the amount by which that Fund's total assets, including the value of the when-issued securities held by it, exceed its net assets. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.
          Government Intermediate, Investment Grade and Government Money Market each do not expect that commitments to purchase when-issued securities will at any time exceed, in the aggregate, 20% of its total assets. FUTURES AND OPTIONS TRANSACTIONS
GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE:
          In an effort to protect against the effect of adverse changes in interest rates, a Fund may purchase and sell interest rate futures contracts and may purchase put options on interest rate futures contracts and debt securities (practices known as "hedging"). A futures contract is an agreement by a Fund to buy or sell securities at a specified date and price. The purchase of a put option on a futures contract allows a Fund, at its option, to enter into a particular futures contract to sell securities at any time up to the option's expiration date.
          A Fund may seek to enhance its income or hedge the portfolio by writing (selling) covered call options (i.e., a Fund will own the underlying instrument while the call is outstanding) and covered put options (i.e., a Fund will have cash, U.S. government securities or other high-grade, liquid debt instruments in a segregated account in an amount not less than the exercise price while the put is outstanding).
          RESTRICTIONS: A Fund will not enter into any futures contracts and related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of that Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 33-1/3% of that Fund's total assets would be so invested.
                                                                              19

HIGH YIELD:
          The Fund may write (sell) or purchase put and call options on domestic and foreign securities, securities indices and foreign currencies. Call options written by the Fund give the holder the right to buy the underlying securities or currencies from the Fund at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date. Put options give the holder the right to sell the underlying security or currencies to the Fund during the term of the option at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date.
          The Fund may also enter into options on the yield "spread"or yield differential between two fixed-income securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes.
          The Fund may purchase and sell futures contracts on foreign currencies, securities, or indices of securities, including indices of fixed-income securities which may become available for trading. The Fund may also purchase and write options on such futures contracts.
      RISKS OF FUTURES, OPTIONS AND FORWARD CURRENCY CONTRACTS
          Many options on debt securities are traded primarily on the over-the-counter ("OTC") market. OTC options differ from exchange-traded options in that the former are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of the Funds' investment limitations.
          When a Fund purchases or sells a futures contract, the Fund is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The use by a Fund of futures contracts or commodities option positions for other than bona fide hedging purposes is restricted by government regulations. (See the Statement of Additional Information.) If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.
          The use of options, futures and forward currency contracts involves certain investment risks and transaction costs to which the Fund might not be subject if it did not use such instruments. These risks include (1) dependence on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets;
      (2) imperfect correlation between movements in the price of options, currencies, futures contracts, forward currency contracts or options thereon and movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time which may result in unanticipated losses;
      (5) the possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; (6) the possible need to defer closing out certain options, futures contracts and options thereon and forward currency contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended ("Code") (see "Additional Tax Information" in the Statement of Additional Information); and (7) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged instruments. The use of options for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of futures or forward currency
20
      contracts to hedge an anticipated purchase (other than a when-issued or delayed delivery purchase), also subjects a Fund to additional risk until the purchase is completed or the position is closed out.
          The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.
      RESTRICTED AND ILLIQUID SECURITIES
          Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. Repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities may be difficult to value, and a Fund may have difficulty disposing of such securities promptly.
          RESTRICTIONS: No more than 15% of High Yield's net assets will be invested in securities which are deemed illiquid, defined as securities that cannot be sold within 7 days at approximately the price they are valued. No more than 10% of Government Intermediate's or Investment Grade's net assets will be invested in illiquid securities.
      INTEREST RATE SWAPS (HIGH YIELD ONLY)
          The Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties which transfers interest rate obligations, one of which is an interest rate fixed until the maturity of the obligation, while the other is a rate which changes with the changes in some other rate, such as the prime rate or the London Interbank Offered Rate (LIBOR). Such swaps will be used when the Fund wishes to effectively convert a floating rate asset into a fixed rate asset, or vice versa.
      LOAN PARTICIPATIONS AND ASSIGNMENTS (HIGH YIELD ONLY)
          The Fund may also invest in "loan participations or assignments." In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.
          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.
          RESTRICTIONS: Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.
      LENDING
          Each Fund may loan its portfolio securities to qualified borrowers who deposit and maintain with the Fund cash collateral equal to at least 100% of the market value of the securities loaned.
PORTFOLIO TURNOVER

          For the year ended December 31, 1996, Government Intermediate's
      portfolio turnover rate was      %, Investment Grade's portfolio turnover
      rate was      % and High Yield's portfolio turnover rate was    %. Each
      Fund anticipates that its annual portfolio turnover rate may exceed 300%. The Funds may sell fixed-income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of the Funds. A portfolio turnover rate in excess of 100% will involve correspondingly greater transaction costs which will be borne directly by a Fund. It may also increase the amount of net short-term capital gains, if any, realized by a Fund and will affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.

HOW YOU CAN INVEST IN THE FUNDS

          You may purchase Primary Shares of the Funds through a brokerage account with Legg Mason or with an affiliate that has a dealer agreement with Legg Mason. Your Legg Mason or affiliated financial advisor will be pleased to explain the shareholder services available from the Funds and answer any questions you may have. Documents available from your Legg Mason or affiliated financial advisor should be completed if you invest in shares of the Funds through an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") or other qualified retirement plan.


          Investors who are considering establishing an IRA, Keogh Plan, SEP or other qualified retirement plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Your Legg Mason or affiliated financial advisor can make available to you forms of plans. The option of investing in these accounts and plans through regular payroll deductions may be arranged with Legg Mason and your employer. Additional information with respect to these accounts and plans is available upon request from any Legg Mason or affiliated financial advisor.

          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.

          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds and investments in an IRA, is $1,000, and the minimum investment for each purchase of additional shares is $100 for Government Intermediate, Investment Grade and High Yield and $500 for Government Money Market, except as noted below. The minimum amount for subsequent investments in an IRA or similar plan will be waived if an investment would bring the investment for the year to the maximum amount permitted under the Code.

          Cash held in Legg Mason brokerage accounts of Fund shareholders may be invested in Government Money Market during regularly scheduled "sweeps" of such accounts made twice each month. (Brokerage accounts participating in the Premier Asset Management Account described on page 28 are swept daily for free credit balances of $100 or more and weekly for free credit balances of less than $100.) For purchases of shares through payroll deduction plans, a Fund's Future First Systematic Investment Plan and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change these minimum amount requirements at its discretion. You should always furnish your shareholder account number when making additional purchases of shares.
          There are three ways you can invest in Primary Shares:

1. THROUGH YOUR LEGG MASON OR AFFILIATED FINANCIAL ADVISOR


          Shares may be purchased through any Legg Mason or affiliated financial advisor. A financial advisor will be pleased to open an account for you, explain to you the shareholder services available from the Funds and answer any questions you may have. After you have established a Legg Mason or affiliated account, you can order shares from your financial advisor in person, by telephone or by mail.

          If you want to purchase shares by mail, send a check for $100 or more ($500 or more for Government Money Market), payable to:
          [insert complete Fund name]
          c/o Legg Mason Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476
2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN
          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Fund of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the
22

      Funds' transfer agent, to transfer funds each month from your checking account. Please contact any Legg Mason or affiliated financial advisor for further information.

3. THROUGH AUTOMATIC INVESTMENTS

          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through any Legg Mason or affiliated financial advisor.

          In addition to the above, you may also use the following method to invest in Government Money Market:
BY TELEPHONE OR WIRE TRANSFER OF FUNDS

          Once you have opened an account with the Fund, you may also purchase shares by telephone, using available cash balances in your Legg Mason or affiliated brokerage account, or by wire transfer of funds from your bank directly to Legg Mason. Please contact any Legg Mason or affiliated financial advisor for further information. Wire transfers may be subject to a service charge by your bank.


          Primary Share purchases of Government Intermediate, Investment Grade or High Yield will be processed at the net asset value next determined after your Legg Mason or affiliated financial advisor has received your order; payment must be made within three business days to Legg Mason. Orders for one of those Funds, received by your Legg Mason or affiliated financial advisor before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open, will be executed at the net asset value determined as of the close of the Exchange on that day. Orders for one of those Funds, received by your Legg Mason or affiliated financial advisor after the close of the Exchange or on days the Exchange is closed, will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open.


          Shares of Government Money Market are issued at the net asset value next determined after receipt of a purchase order and payment in proper form. Many instruments in which the Fund invests must be paid for in immediately available money called "federal funds." Therefore, payments received from you for the purchase of shares in other than federal funds form will require conversion into federal funds before your purchase order may be executed. For checks, this normally will take two days but may take up to nine days. All checks are accepted subject to collection at full face value in federal funds and must be drawn in U.S. dollars on a domestic bank. If an order for shares of Government Money Market and payment in federal funds is received by your Legg Mason or affiliated financial advisor prior to 12:00 noon, Eastern time, on any day that the Exchange is open, the shares will be purchased and earn dividends on that day; if such an order is received at 12:00 noon or later, or on days the Exchange is closed, the shares will be purchased at the next determined net asset value and will earn dividends on the next day the Exchange is open. Purchases made by telephone from available cash balances in your Legg Mason or affiliated brokerage account or wire payments representing federal funds will normally be completed on the same or the next business day. See "How Net Asset Value is Determined," page 26.

          Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.
HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED

          When you initially purchase shares, a shareholder account is automatically established for you. Any shares that you purchase or receive as a dividend will be credited directly to your account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm other than Legg Mason or its affiliates. The Funds no longer issue share certificates.

HOW YOU CAN REDEEM YOUR PRIMARY SHARES
THE FOLLOWING REDEMPTION INFORMATION APPLIES TO GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD:

          There are two ways you can redeem your Primary Shares of Government Intermediate, Investment Grade or High Yield. First, you may give your Legg Mason or affiliated financial advisor an order for repurchase of your shares. Please have the following information ready when you call: the name of the Fund, the number of shares to be redeemed and your shareholder account number. Second, you may send a written request for redemption to:
      [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.


          Requests for redemption in "good order," as described below, received by your Legg Mason or affiliated financial advisor before the close of the Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Legg Mason or affiliated financial advisor after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Legg Mason or affiliated financial advisor may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.


          Proceeds from your redemption normally will settle in your Legg Mason brokerage account two business days after trade date. The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 15 business days of the redemption or repurchase request, the proceeds will not be disbursed unless the Fund can be reasonably assured that the check has been collected.

          A redemption request will be considered to be received in "good order" only if:
          1. You have indicated in writing the number of Primary Shares to be redeemed, the complete Fund name and your shareholder account number;
          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;
          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and
          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.
THE FOLLOWING REDEMPTION INFORMATION APPLIES TO GOVERNMENT MONEY MARKET:
          All redemptions will be made in cash at the net asset value per share next determined after the receipt by the Fund of a redemption request in proper form either in writing or by telephone as described below. Requests for redemption received after 12:00 noon, Eastern time, will be executed on the next day the Exchange is open, at the net asset value next determined. However, payment of redemption proceeds for shares purchased by check and shares acquired through reinvestment of dividends on such shares may be delayed for up to 10 days after receipt of the check in order to allow time for the check to clear. Any of the following methods may be used to redeem shares of Government Money Market:
1. Redemption by Telephone

          Telephone redemptions may be made by calling your Legg Mason or affiliated financial advisor. The minimum amount for telephone redemptions is $100 unless you require a lesser amount to complete a transaction in your Legg Mason or affiliated brokerage account. Proceeds of redemptions requested by telephone will be transmitted only to you. They may be transferred by mail or wire, at your direction (see below). Proceeds of redemptions authorized by telephone will be credited directly to your Legg Mason or affiliated brokerage account the same day. Wire transfers of proceeds to you from your Legg Mason or affiliated brokerage account will normally be transmitted the same day.


          To make a telephone redemption, you should call your Legg Mason or affiliated financial advisor and provide your name, the Fund's name, your Fund account number and the number of shares or dollar amount you wish to redeem. In the event that you are unable to reach your Legg Mason or affiliated financial advisor by telephone, you may make a redemption request by mail. There is no fee for telephone redemptions with the exception of wire redemptions by telephone, as described below.


          You may request by telephone that your shares be redeemed and the proceeds wired to your account at a commercial bank in the United States. In order to initiate a wire redemption by telephone, you must inform your Legg Mason or affiliated financial advisor of the name and address of your bank and your bank account number. If your designated bank is not a member of the Federal Reserve System, the proceeds will be wired to a member bank that has a correspondent relationship with your bank. The failure of the member bank immediately to notify your bank of the wire transfer could delay the crediting of redemption proceeds to your bank. An $18 fee for using the wire redemption service will be deducted by Legg Mason or its affiliate from the redemption proceeds that are wired to your bank.

2. Redemption by Check

          The Fund offers a free checkwriting service that permits you to write checks to anyone in amounts of $500 or more. The checks will be paid at the time they are received by BFDS for payment by redeeming the appropriate number of shares in your account; the shares will earn dividends until the check clears BFDS for payment. Please contact your Legg Mason or affiliated financial advisor for further information regarding this service.

3. Redemption by Mail
          You may request the redemption of your shares by sending a letter signed by all of the registered owners of the account to: "Legg Mason U.S. Government Money Market Portfolio, c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476." Any stock certificates issued for the shares must be surrendered at the same time. For your protection, certificates, if any, should be sent by registered mail. On all requests for the redemption of shares valued at $10,000 or more, or when the proceeds of the redemption are to be paid to someone other than you, your signature must have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange, or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934. Legg Mason or its affiliates may request further documentation from corporations, executors, partnerships, administrators, trustees or custodians. Checks normally will be mailed within three business days of receipt of a proper redemption request to your address of record or, in accordance with your written request, to some other person.
4. Redemption to Pay for Securities Purchases at Legg Mason

          Legg Mason has established special redemption procedures for Fund shareholders who wish to purchase stocks, bonds or other securities at Legg Mason. You may place an order to buy securities through your Legg Mason or affiliated financial advisor and, in the absence of any indication that you wish to make payment in another manner, Fund shares will be redeemed on the settlement date for the amount due. Fund shares may also be redeemed by Legg Mason to cover debit balances in your brokerage account. Contact your Legg Mason or affiliated financial advisor for details.

FOR EACH FUND:

          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of shares, contact your Legg Mason or affiliated financial advisor.

          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or
                                                                              25
      employ identification numbers. The Funds may be liable for losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Legg Mason or affiliated financial advisor for further instructions.


          To redeem your Legg Mason retirement account, a Distribution Request Form must be completed and returned to Legg Mason Client Services for processing. This form can be obtained through your Legg Mason or affiliated financial advisor or Legg Mason Client Services in Baltimore, Maryland. Upon receipt of your form, your shares will be redeemed at the net asset value per share determined as of the next close of the Exchange.


          Each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the Adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)


          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

HOW NET ASSET VALUE IS DETERMINED
FOR GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD:
          Net asset value per Primary Share is determined daily, as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Securities owned by the Funds for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Corporation's Board of Directors. With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
FOR GOVERNMENT MONEY MARKET:
          Net asset value per Fund share is determined twice daily, as of 12:00 noon, Eastern time, and the close of business of the Exchange, on every day that the Exchange is open, by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding. The Fund attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation. The Fund cannot guarantee that net asset value will always remain at $1.00 per share.
DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund declares dividends to holders of Primary Shares out of its investment company taxable income attributable to those shares, which consists of net investment income and net short-term capital gain. With respect to Government Intermediate, Investment Grade and Government Money Market, dividends from net investment income are declared daily and paid monthly. For High Yield, dividends from net investment income are declared and paid monthly. Shareholders of Government Intermediate, Investment Grade and High Yield begin to earn dividends on their Fund shares as of settlement date, which is normally the third business day after their orders are placed with their Legg Mason or affiliated financial advisor. With respect to Government Intermediate, Investment Grade and High Yield, dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Since Government Money Market's policy is, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, it does not expect to realize any capital gain or loss. If the Fund does realize any net short-term capital gains, it will distribute them at least once every 12 months.
          Dividends and other distributions, if any, on Primary Shares of a Fund held in an IRA, Keogh Plan, SEP or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares of that Fund on the payment dates. Other shareholders may elect to:
          1. Receive both dividends and other distributions in Primary Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Primary Shares of the distributing Fund;
          3. Receive dividends in Primary Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.
          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Legg Mason fund. Please contact your Legg Mason or affiliated investment executive for additional information about this option.
          If no election is made, both dividends and other distributions are credited to your account in Primary Shares at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If you elect to receive dividends and/or other distributions in cash, you will be sent a check or will have your Legg Mason account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.
TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.
          Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in Primary Shares) are taxable to its shareholders (other than IRAs, Keogh Plans, SEPs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Primary Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
          Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, and each Fund other than Government Money Market is required to withhold 31% of all capital gain distributions and redemption proceeds, payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends, and each Fund other than Government Money Market is required to withhold 31% of all capital gain distributions, payable to such shareholders who otherwise are subject to backup withholding.
FOR GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD :
          A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted
                                                                              27
      basis for the redeemed shares. An exchange of Fund shares for shares of another Legg Mason fund generally will have similar tax consequences. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state and local income taxes on distributions from the Funds, depending on the laws of your home state and locality, though the portion of the dividends paid by each Fund attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.
SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares of Government Intermediate, Investment Grade and High Yield (except a reinvestment of dividends, capital gain distributions and shares purchased through the Future First Systematic Investment Plan or through automatic investments).
          An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report will contain financial statements audited by the Corporation's independent accountants.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.
SYSTEMATIC WITHDRAWAL PLAN

          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact your Legg Mason or affiliated financial advisor for further information.

LEGG MASON PREMIER ASSET MANAGEMENT ACCOUNT
(FOR GOVERNMENT MONEY MARKET)

          Shareholders may participate in Legg Mason's Premier Asset Management Account, which combines the Fund account, a preferred customer VISA Gold debit card, a Legg Mason brokerage account with margin borrowing availability and unlimited checks with no minimum check amount. Other services include automatic transfer of free credit balances in a participant's brokerage account to the Fund account and automatic redemption of Fund shares to offset debit balances in the participant's brokerage account. Legg Mason charges an annual fee for the Premier Asset Management Account, which is currently $85 for individuals and $100 for corporations and businesses. For further information, contact your Legg Mason or affiliated financial advisor.

EXCHANGE PRIVILEGE

          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for the corresponding class of shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence.

          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge previously was paid. There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Legg Mason or affiliated financial advisor. To effect an exchange by telephone, please call your Legg Mason or affiliated financial advisor with the information described in the section "How You Can Redeem Your Primary Shares," page 24. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.

THE CORPORATION'S BOARD OF DIRECTORS, MANAGER AND INVESTMENT ADVISER
BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.
MANAGER

          Pursuant to separate management agreements with each Fund (each a "Management Agreement"), which were approved by the Corporation's Board of Directors, Legg Mason Fund Adviser, Inc., serves as each Fund's manager. The Manager manages the non-investment affairs of each Fund, directs all matters related to the operation of the Funds and provides office space and administrative staff for the Funds. Each Fund pays the Manager, pursuant to the Management Agreement, a management fee equal to the following annual rates of its average daily net assets attributable to Primary Shares: Government Intermediate, 0.55%; Investment Grade, 0.60%; High Yield, 0.65%; and Government Money Market, 0.50%. The Manager has agreed that until December 31, 1997 or when Government Intermediate reaches net assets of $400 million, whichever occurs first, it will continue to reimburse fees and/or assume other expenses to the extent the Fund's expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of the Fund's average daily net assets for such month. If the Fund's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that the Fund's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case. After reimbursement by the Manager of certain expenses, the Fund's total operating expenses for the year ended December 31, 1996 were 0.98% of average daily net assets. The Manager has also agreed that until December 31, 1997 or when Investment Grade reaches net assets of $100 million, whichever occurs first, it will continue to reimburse fees and/or assume other expenses to the extent the Fund's expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of the Fund's average daily net assets for such month. After reimbursement by the Manager of certain expenses, the Fund's total operating expenses for the year ended December 31, 1996 were 0.97% of average daily net assets. These reimbursement agreements are voluntary and may or may not be renewed by the Manager. Reimbursement by the Manager reduces a Fund's expenses and increases its yield and total return. For the year ended December 31, 1996, total operating expenses of High Yield and Government Money Market were 1.35% and 0.66% of average daily net assets, respectively.

          The Manager acts as investment adviser, manager or consultant to seventeen investment company portfolios which had aggregate assets under management of over $ billion as of April 15, 1997. The Manager's address is 111 South Calvert Street, Baltimore, Maryland 21202.

INVESTMENT ADVISER

          Western Asset Management Company serves as investment adviser to each Fund pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Corporation's Board of Directors. The Adviser manages the investment and other affairs of each Fund and directs the investments of each Fund in accordance with its investment objective, policies and limitations. For these services, the Manager (not the Funds) pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to: 0.20% of Government Intermediate's average daily net assets, not to exceed the fee paid to the Manager; 40% of the fee received by the Manager, or 0.24% of Investment Grade's average daily net assets; 77% of the fee received by the Manager, or 0.50% of High Yield's average daily net assets; and 30% of the fee received by the Manager, or 0.15% of Government Money Market's average daily net assets.

          An investment committee has been responsible for the day-to-day management of each Fund since its inception.

          The Adviser also renders investment advice to fourteen open-end investment companies and one closed-end investment company, which together had aggregate assets under management of approximately $ billion as of April 15, 1997. The Adviser also renders investment advice to private accounts with fixed income assets under management of approximately $ billion as of that date. The address of the Adviser is 117 East Colorado Boulevard, Pasadena, California 91105.

          The Adviser has managed fixed income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984.
          In managing fixed-income portfolios, the Adviser first studies the range of factors that influence interest rates and develops a long-term interest rate forecast. It then allocates available funds to those sectors of the market (for example, government, corporate, or mortgage-backed securities), which it considers most attractive. Then it selects the specific issues which it believes represent the best values. All three decisions are integral parts of the Adviser's portfolio management process and contribute to its performance record.
THE FUNDS' DISTRIBUTOR

          Legg Mason is the distributor of the Funds' shares pursuant to an Underwriting Agreement with the Corporation. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of each Fund, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs.


          The Board of Directors of the Corporation has adopted Distribution and Shareholder Services Plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") for each Fund. The Plans provide that as compensation for Legg Mason's ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Government Intermediate, Investment Grade and High Yield each pay Legg Mason, from the assets attributable to Primary Shares, an annual distribution fee and an annual service fee, each of which is equal to 0.25% of that Fund's average daily net assets. With respect to Government Money Market, Legg Mason may receive payments at an annual rate of up to 0.20% of its average daily net assets. However, Legg Mason has agreed that it will not request payment of more than 0.10% annually from the Fund during the first two years following implementation of the Plan. Effective January 10, 1997, Government Money Market began compensating Legg Mason for distribution costs and services at this 0.10% annual rate. The distribution fee and the service fee are computed daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its costs of providing distribution and shareholder services for Primary Shares. The offering of shares normally is continuous.


          NASD rules limit the amount of annual distribution fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees paid. Each Fund's Plan complies with those rules.


          Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of the Manager and Adviser. Legg Mason also receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions; for the year ended December 31, 1996, Legg Mason
      received $      for performing such services in connection with Government
      Intermediate, Investment Grade, High Yield and Government Money Market, respectively.


          The Chairman, President and Treasurer of the Corporation are employed by Legg Mason.

DESCRIPTION OF THE CORPORATION AND ITS SHARES
          The Corporation is a diversified open-end investment company which was incorporated in Maryland on April 28, 1987. The Articles of Incorporation of the Corporation permit the Board of Directors to create additional series (or portfolios), each of which issues a separate class of shares. There are currently four portfolios of the Corporation. While additional series may be created in the future, there is no intention at this time to form any particular additional series.
          The Corporation has authorized one billion shares of common stock, par value $0.001 per share. Government Intermediate, Investment Grade and High Yield currently offer two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one Class than another.


          Navigator Shares are currently offered for sale only to institutional clients of Fairfield for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Trust Company for which Trust Company exercises discretionary invesment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as ERISA fiduciary, and to The Legg Mason Profit Sharing Plan and Trust. The initial and subsequent investment minimums for Navigator Shares are $50,000 and $100, respectively. Investments in Navigator Shares may be made through investment executives of Fairfield Group, Inc., Horsham, Pennsylvania, or Legg Mason.


          Each Fund pays no Rule 12b-1 fee with respect to Navigator Shares. With respect to the Navigator Class of High Yield, the per share net asset value of Navigator Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares of High Yield will tend to converge, however, immediately after the payment of ordinary income dividends. Navigator Shares of a Fund may be exchanged for the corresponding class of shares of certain other Legg Mason funds. Investments by exchange into the other Legg Mason funds are made at the per share net asset value, determined on the same business day as redemption of the Navigator Shares the investors wish to redeem.
          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The
                                                                              31

      Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
32

APPENDIX
RATINGS OF SECURITIES
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:
          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
          Baa -- Bonds which are rated Baa are considered medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
          B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
          Caa -- Bonds which are rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.
          Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.
          C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:
          AAA -- This is the highest rating assigned by S&P to an obligation. Capacity to pay interest and repay principal is extremely strong.
          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.
          A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher categories.
          BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
          BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large
                                                                              33
      uncertainties or major risk exposures to adverse conditions.
          C -- Bonds on which no interest is being paid are rated C.
          D -- Bonds rated D are in payment default and payment of interest and/or repayment of principal is in arrears.
DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS:
          aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
          aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.
          a -- An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
          baa -- An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
          ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
          b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
          caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
          ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
          c -- This is the lowest rated class of preferred stock or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
34

                  THE

               NAVIGATOR
                 CLASS

                OF THE

              LEGG MASON
               TAXABLE
             INCOME FUNDS


                ______


      Putting Your Future First





      Taxable Income Funds

      Navigator Class of U.S.
        Government Intermediate-
        Term Portfolio

      Navigator Class of Investment
        Grade Income Portfolio

      Navigator Class of
        High Yield Portfolio


               Prospectus
               May 1, 1997


This wrapper is not part of the prospectus.


Addresses


Distributor:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 o 539 o 0000  800 o 822 o 5544


Authorized Dealer:
      Fairfield Group, Inc.
      200 Gibraltar Road
      Horsham, PA 19044


Transfer and Shareholder Servicing Agent:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103


Counsel:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Avenue, N.W.
      Washington, DC 20036



Independent Accountants:
      [                      ]
      217 East Redwood Street
      Baltimore, MD 21202



No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectus does not constitute an offering by any Fund or by the principal underwriter in any jurisdiction in which such offering may not lawfully be made.


[Legg Mason Funds Logo]

NAVIGATOR TAXABLE INCOME FUNDS

PROSPECTUS
DATED: MAY 1, 1997
     LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
     LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
     LEGG MASON HIGH YIELD PORTFOLIO


    Shares of Navigator U.S. Government Intermediate-Term Portfolio, Navigator Investment Grade Income Portfolio and Navigator High Yield Portfolio (collectively referred to as "Navigator Shares") represent separate classes ("Navigator Classes") of interest in the Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), Legg Mason Investment Grade Income Portfolio ("Investment Grade") and Legg Mason High Yield Portfolio ("High Yield"), respectively. Government Intermediate, Investment Grade and High Yield (each separately referred to as a "Fund" and collectively referred to as the "Funds") are separate, professionally managed portfolios of Legg Mason Income Trust, Inc. ("Corporation"), a diversified open-end management investment company.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated May 1, 1997 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    GOVERNMENT INTERMEDIATE seeks to provide investors with high current income consistent with prudent investment risk and liquidity needs. In seeking to achieve the Fund's objective, the Corporation's investment adviser, Western Asset Management Company ("Adviser"), under normal circumstances, invests at least 75% of the Fund's total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by such securities. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years.

    INVESTMENT GRADE seeks to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In seeking to achieve the Fund's objective, the Adviser, under normal circumstances, invests primarily in debt securities which the Adviser considers to be of investment grade, i.e., securities rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's ("S&P"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities judged by the Adviser to be of comparable quality.

    HIGH YIELD seeks to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. IN SEEKING TO ACHIEVE THE FUND'S OBJECTIVES, THE ADVISER, UNDER NORMAL CIRCUMSTANCES, INVESTS AT LEAST 65% OF THE FUND'S TOTAL ASSETS IN HIGH YIELD, FIXED-INCOME SECURITIES (COMMONLY KNOWN AS "JUNK BONDS"); THAT IS, INCOME-PRODUCING DEBT SECURITIES AND PREFERRED STOCKS OF ALL TYPES, INCLUDING CORPORATE DEBT SECURITIES AND PREFERRED STOCK. IN ADDITION TO OTHER RISKS, THESE BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE HIGHER-RATED BONDS; THEREFORE, INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "INVESTMENT TECHNIQUES AND RISKS" ON PAGE 10. The Fund may invest up to 25% of its total assets in securities restricted as to their disposition, which may include securities for which the Fund believes there is a liquid market. No more than 15% of the Fund's net assets will be invested in securities deemed by the Fund to be illiquid. An investment in the Fund does not constitute a complete investment program and is not appropriate for persons unwilling to assume a high degree of risk.

    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust

Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett & Co. ("Bartlett") who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as ERISA fiduciary, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.


    Navigator Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund pays management fees to Legg Mason Fund Adviser, Inc., but Navigator Classes pay no distribution fees.

            TABLE OF CONTENTS

                Expenses                                           3

                Financial Highlights                               4

                Performance Information                            7

                Investment Objectives and Policies                 8

                How to Purchase and Redeem Shares                 18

                How Shareholder Accounts are Maintained           19

                How Net Asset Value Is Determined                 19


                Dividends and Other Distributions                 19


                Tax Treatment of Dividends and Other
                Distributions                                     20

                Shareholder Services                              21


                The Corporation's Board of Directors, Manager and
                Investment Adviser                                21



                The Funds' Distributor                            22



                Description of the Corporation and its Shares     22


                Appendix                                         A-1

                      Legg Mason Wood Walker, Incorporated
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                                410 o 539 o 0000
                                800 o 822 o 5544

     EXPENSES


    The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Fund operating expenses of the Navigator Classes of Government Intermediate and Investment Grade for the year ended December 31, 1996 and are based on estimated expenses for the initial period of operations of the Navigator Class of High Yield.


ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                       GOVERNMENT      INVESTMENT     HIGH
                      INTERMEDIATE(A)    GRADE(A)     YIELD
Management fees           0.28%           0.14%       0.65%
12b-1 fees                None            None         None
Other expenses            0.20%           0.33%       0.20%
Total operating
  expenses                0.48%           0.47%       0.85%



(A) The expense ratio at December 31, 1996 for Navigator Shares of Government Intermediate and Investment Grade would have been 0.75% and 0.93%, respectively, had the Funds' Manager not agreed to waive management fees and reimburse other expenses. The reimbursement agreement, wherein the Manager has agreed to continue to waive fees and/or assume other expenses to the extent the expenses attributable to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of average daily net assets for such month, will remain in effect until the earlier of December 31, 1997, or, with respect to Government Intermediate, until its net assets reach $400 million and, with respect to Investment Grade, until its net assets reach $100 million, and unless extended will terminate on that date. If Government Intermediate's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that Government Intermediate's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case.


    For further information concerning Fund expenses, see "The Corporation's Board of Directors, Manager and Investment Adviser," page 22.

EXAMPLE
    The following example illustrates the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. As noted in the table above, the Funds charge no redemption fees of any kind.


                         GOVERNMENT     INVESTMENT    HIGH
                        INTERMEDIATE      GRADE       YIELD
1 Year                      $  5           $  5       $  9
3 Years                     $ 15           $ 15       $ 27
5 Years                     $ 27           $ 26       $ 47
10 Years                    $ 60           $ 59       $105


    This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributed to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, whether the Manager reimburses all or a portion of a Fund's expenses, and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.

     FINANCIAL HIGHLIGHTS

         Government Intermediate, Investment Grade and High Yield each offers two classes of shares, Primary Shares and Navigator Shares. The information shown below for prior periods is for Primary Shares and reflects 12b-1 fees paid by that class and not by Navigator Shares.

         The financial highlights tables that follow have been derived from each
     Fund's financial statements which have been audited by [                ],
     independent accountants. Each Fund's financial statements for the year
     ended December 31, 1996 and the report of [                   ] thereon are
     included in that Fund's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information. The annual report for each Fund is available to shareholders without charge by calling an investment executive at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.


     GOVERNMENT INTERMEDIATE

                                       NAVIGATOR
                                         CLASS                                          PRIMARY CLASS
                              ----------------------------         ----------------------------------------------------------
   Years Ended December 31,    1996      1995      1994(B)           1996        1995        1994        1993       1992
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period               $9.72       $9.72                        $9.72      $10.43      $10.70     $10.77
      Net investment income               0.62(C)     0.05(C)                      0.57(D)     0.51(D)     0.53(D)    0.60(D)
      Net realized and
       unrealized gain (loss)
       on investments                     0.75          --                         0.75       (0.71)       0.17       0.05
      Total from investment
       operations                         1.37        0.05                         1.32       (0.20)       0.70       0.65
      Distributions to
       shareholders:
       Net investment income             (0.62)      (0.05)                       (0.57)      (0.51)      (0.53)     (0.60)
       Net realized gain on
        investments                         --          --                           --          --       (0.39)     (0.12)
       In excess of net
        realized gain on
        investments                         --          --                           --          --       (0.05)        --
      Total distributions                (0.62)      (0.05)                       (0.57)      (0.51)      (0.97)     (0.72)
      Net asset value, end of
       period                           $10.47       $9.72                       $10.47       $9.72      $10.43     $10.70
      Total return(E)                    14.5%        0.50%                       13.9%       (1.9)%       6.6%       6.3%

RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                           0.4%(C)     0.4%(C,F)                    0.9%(D,G)   0.9%(D,G)   0.9%(D,G)  0.9%(D,G)
       Net investment income              6.1%(C)     6.4%(C,F)                    5.6%(D)     5.1%(D)     4.8%(D)    5.5%(D)
      Portfolio turnover rate           289.9%      315.7%                       289.9%      315.7%      490.2%     512.6%
      Net assets, end of
       period (in thousands)            $4,184      $4,024                     $231,886    $231,255    $299,529   $307,320






                                                   PRIMARY CLASS
                              ---------------------------------------------------------
   Years Ended December 31,      1991       1990       1989       1988       1987(A)
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period       $10.29     $10.20      $9.79      $9.92     $10.00
      Net investment income        0.72(D)    0.78(D)    0.80(D)    0.74(D)    0.30(D)
      Net realized and
       unrealized gain (loss)
       on investments              0.70       0.09       0.41      (0.12)     (0.08)
      Total from investment
       operations                  1.42       0.87       1.21       0.62       0.22
      Distributions to
       shareholders:
       Net investment income      (0.72)     (0.78)     (0.80)     (0.74)     (0.30)
       Net realized gain on
        investments               (0.22)        --         --      (0.01)        --
       In excess of net
        realized gain on
        investments                  --         --         --         --         --
      Total distributions         (0.94)     (0.78)     (0.80)     (0.75)     (0.30)
      Net asset value, end of
       period                    $10.77     $10.29     $10.20      $9.79      $9.92
      Total return(E)             14.4%       9.1%      12.8%       6.4%       2.2%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                    0.8%(D,G)  0.6%(D,G)  0.8%(D,G)  1.0%(D,G)  1.0%(D,F,G)
       Net investment income       6.7%(D)    7.7%(D)    7.9%(D)    7.4%(D)    7.4%(D,F)
      Portfolio turnover rate    642.8%      67.0%      57.3%     132.5%      66.3%(F)
      Net assets, end of
       period (in thousands)   $211,627    $74,423    $43,051    $27,087    $16,617


     (A) FOR THE PERIOD AUGUST 7, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1987.
     (B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1994.
     (C) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATION AS FOLLOWS: 0.40% UNTIL APRIL 30, 1995; 0.45% UNTIL APRIL 30, 1996; AND 0.50% UNTIL DECEMBER 31, 1996.
     (D) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 1.0% UNTIL SEPTEMBER 10, 1989; 0.5% UNTIL MARCH 31, 1990; 0.6% UNTIL DECEMBER 31, 1990; 0.75% UNTIL APRIL 30, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85%
         UNTIL AUGUST 31, 1992; 0.90% UNTIL APRIL 30, 1995; 0.95% UNTIL APRIL 30, 1996; AND 1.00% UNTIL DECEMBER 31, 1996.
     (E) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
     (F) ANNUALIZED.
     (G) INCLUDES DISTRIBUTION FEE OF 0.5%.

     INVESTMENT GRADE

                                  NAVIGATOR
                                    CLASS                                           PRIMARY CLASS
                           --------------------   -------------------------------------------------------------------------
  Years Ended December 31,   1996       1995(B)         1996        1995        1994        1993        1992       1991
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period             $10.32                      $9.27      $10.40      $10.71      $10.71      $9.97
      Net investment income              0.03(C)                    0.65(D)      .60(D)      .62(D)      .66(D)     .76(D)
      Net realized and
       unrealized gain
       (loss) on
       investments, options
       and futures                       0.12                       1.17       (1.09)        .33         .25        .77
      Total from investment
       operations                        0.15                       1.82        (.49)        .95         .91       1.53
      Distributions to
       shareholders from:
       Net investment income            (0.03)                     (0.65)       (.60)       (.62)       (.66)      (.76)
       Net realized gain on
        investments                        --                         --        (.04)       (.63)       (.25)      (.03)
       In excess of net
        realized gain on
        investments                        --                         --          --        (.01)         --         --
      Total distributions               (0.03)                     (0.65)      (0.64)      (1.26)      (0.91)     (0.79)
      Net asset value, end
       of period                       $10.44                     $10.44       $9.27      $10.40      $10.71     $10.71
      Total return(E)                    1.4%                      20.1%       (4.8)%      11.2%        6.8%      16.0%

RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                          0.4%(C,F)                  0.88%(D,G)  0.85%(D,G)  0.85%(D,G)  0.85%(D,G) 0.71%(D,G)
       Net investment income             6.7%(C,F)                  6.5%(D)     6.1%(D)     5.6%(D)     6.1%(D)    7.3%(D)
      Portfolio turnover
       rate                            221.1%                     221.1%      200.1%      348.2%      316.7%     212.5%
      Net assets, end of
       period (in thousands)            $249                    $85,633     $66,196     $68,781     $48,033    $36,498



                                             PRIMARY CLASS
                              --------------------------------------------
  Years Ended December 31,     1990       1989       1988       1987(A)
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period     $10.29      $9.88      $9.94     $10.00
      Net investment income       .84(D)     .82(D)     .78(D)     .31(D)
      Net realized and
       unrealized gain
       (loss) on
       investments, options
       and futures               (.28)       .41       (.035)     (.06)
      Total from investment
       operations                 .56       1.23        .745       .25
      Distributions to
       shareholders from:
       Net investment income     (.84)      (.82)      (.78)      (.31)
       Net realized gain on
        investments              (.04)        --       (.025)       --
       In excess of net
        realized gain on
        investments                --         --          --        --
      Total distributions       (0.88)     (0.82)     (0.805)    (0.31)
      Net asset value, end
       of period                $9.97     $10.29      $9.88      $9.94
      Total return(E)            5.8%      13.0%       7.7%       2.6%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                  0.50%(D,G) 0.82%(D,G) 1.00%(D,G) 1.00(D,F,G)
       Net investment income     8.3%(D)    8.1%(D)    7.7%(D)    7.8%(D,F)
      Portfolio turnover
       rate                     54.9%      92.4%     146.3%      72.4%(F)
      Net assets, end of
       period (in thousands)  $22,994    $13,891     $9,913     $5,661


     (A) FOR THE PERIOD AUGUST 7, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1987.
     (B) FOR THE PERIOD DECEMBER 1, 1995 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1995.
     (C) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 0.40% UNTIL APRIL 30, 1996; AND 0.50% UNTIL DECEMBER 31, 1996.
     (D) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE ADVISER IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 1.0% UNTIL SEPTEMBER 10, 1989; 0.5% UNTIL DECEMBER 31, 1990; 0.65% UNTIL APRIL 30, 1991; 0.7%
         UNTIL OCTOBER 31, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85% UNTIL APRIL 30, 1995; 0.9% UNTIL APRIL 30, 1996 AND 1.00% UNTIL DECEMBER 31, 1996.
     (E) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
     (F) ANNUALIZED.
     (G) INCLUDES DISTRIBUTION FEE OF 0.5%.

     HIGH YIELD

                                                                             PRIMARY CLASS
                                                                   -----------------------------------
      Years Ended December 31,                                        1996        1995       1994(A)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                       $13.57     $15.00
      Net investment income                                                        1.29       1.02
      Net realized and unrealized gain (loss) on investments                       1.05      (1.44)
      Total from investment operations                                             2.34       (.42)
      Distributions to shareholders from net investment income                    (1.29)     (1.01)
      Net asset value, end of period                                             $14.62     $13.57
      Total return(B)                                                             18.01%     (2.90)%

RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                                    1.5%       1.6%(C)
        Net investment income                                                       9.3%       8.4%(C)
        Portfolio turnover rate                                                    47.4%      67.4%(C)
      Net assets, end of period (in thousands)                                  $108,417    $53,424

     (A) FOR THE PERIOD FEBRUARY 1, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994.
     (B) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
     (C) ANNUALIZED.

     PERFORMANCE INFORMATION

    From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Performance figures reflect past performance only and are not intended to indicate future performance. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-by-year results.

    Total returns as of December 31, 1996 were as follows:



CUMULATIVE TOTAL         GOVERNMENT    INVESTMENT     HIGH
RETURN                  INTERMEDIATE     GRADE       YIELD
Primary Class:
  One Year
  Five Years
  Life of Class
Navigator Class:
  One Year
  Life of Class



AVERAGE ANNUAL           GOVERNMENT    INVESTMENT     HIGH
  TOTAL RETURN          INTERMEDIATE     GRADE       YIELD
Primary Class:
  One Year
  Five Years
  Life of Class
Navigator Class:
  One Year
  Life of Class


(A) INCEPTION OF GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE -- AUGUST 7, 1987.
(B) INCEPTION OF HIGH YIELD -- FEBRUARY 1, 1994.
(C) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1995.
(D) FOR THE PERIOD DECEMBER 1, 1995 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1995.


    No adjustment has been made for any income taxes payable by shareholders. The investment return of each Fund will fluctuate. The principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of Government Intermediate and Investment Grade would have been lower if the Manager had not waived/reimbursed certain fees and expenses during the fiscal years 1987 through 1996. Because Navigator Shares have lower total expenses, they will generally have a higher return than Primary Shares.

    Each Fund also may advertise its yield or effective yield. Yield reflects net investment income per share (as defined by applicable SEC regulations) over a 30-day (or one-month) period, expressed as an annualized percentage of net asset value at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.
    Further information about each Fund's performance is contained in that Fund's annual report to shareholders, which may be obtained without charge by calling an investment executive at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.

      INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          GOVERNMENT INTERMEDIATE'S investment objective is to provide investors with high current income consistent with prudent investment risk and liquidity needs. At least 75% of the Fund's total assets are, under normal circumstances, invested in U.S. government securities or instruments secured by such securities, including repurchase agreements. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government does not guarantee the market value of the Fund's investments or the market value or yield of the Fund's shares, which will fluctuate as market interest rates change. Investments in mortgage-related securities issued by governmental or government-related entities, as described on page 12, will be included in the 75% limitation.
          The balance of the Fund, up to 25% of its total assets, normally is invested in cash, commercial paper and investment grade debt securities rated within one of the four highest grades assigned by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa), securities comparably rated by another NRSRO, or unrated securities judged by the Adviser to be of comparable quality. Debt securities rated Baa are deemed by Moody's to have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make principal and interest payments than is the case for high-grade debt securities. A further description of Moody's and S&P's ratings is included in the Appendix to this Prospectus.

          INVESTMENT GRADE'S investment objective is to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In seeking to achieve its objective, the Fund invests primarily in debt securities which the Adviser considers to be of investment grade, of which some may be privately placed and some may have equity features.
          In pursuing its objective, under normal circumstances, the Fund invests at least 75% of its total assets in the following types of investment grade interest-bearing debt securities:

          (1) debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's or S&P, or, if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality.
          (2) securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
          (3) commercial paper and other money market instruments which are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities which may be purchased under item (1); bank certificates of deposit; and bankers' acceptances.


          (4) preferred stocks (including step down preferred securities), rated no lower than Ba by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.
          The remainder of the Fund's assets, not in excess of 25% of its total assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; and (2) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features).


          The Fund currently invests in debt securities with maturities ranging from short-term (including overnight) up to forty years and anticipates that it will continue to do so. The Fund expects to maintain its portfolio of securities so as to have an average dollar-weighted maturity of between five and twenty years.

          HIGH YIELD'S investment objective is to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circum-stances, invests at least 65% of the Fund's total assets in high yield, fixed-income securities, that is, income producing debt securities and preferred stocks of all types, including corporate debt securities and preferred stock, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in fixed-income securities rated above BBB by S&P or Baa by Moody's, comparably rated by another NRSRO, or unrated securities deemed by the Adviser to be of equivalent quality. Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. Current yield is the primary consideration used by the Adviser in the selection of portfolio securities, although consideration may also be given to the potential for capital appreciation.

          Higher yields are generally available from securities rated BBB or lower by S&P, Baa or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality, and the Fund may invest all or a substantial portion of its assets in such securities. Debt securities rated below investment grade (i.e., below BBB/Baa) are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. The Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P, which ratings indicate that the obligations are highly speculative and may be in default or in danger of default as to principal and interest. Ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. The Appendix to this Prospectus describes Moody's and S&P's rating categories of securities in which the Fund may invest.
          Fixed-income securities in which the Fund may invest include preferred stocks and all types of debt obligations of both domestic and foreign issuers, commercial paper, and obligations issued or guaranteed by the U.S. Government, foreign governments or of any of their respective political subdivisions, agencies, or instrumentalities, including repurchase agreements secured by such instruments.
          The Fund may invest up to 25% of its total assets in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933, or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid, under guidelines adopted by the Corporation's Board of Directors pursuant to SEC regulations. The Fund will not invest more than 5% of its total assets in any one issuer, except for issues of the U.S. Government, its agencies and instrumentalities or repurchase agreements collateralized by such securities; however, up to 25% of the Fund's total assets may be invested in securities issued by Canadian provinces or by Crown Corporations whose obligations are guaranteed by either the Canadian federal government or a provincial government. No more than 25% of the Fund's total assets may be invested in issuers having their principal business activity in the same industry.

GENERAL
          The market value of the interest-bearing debt securities held by a Fund, and therefore the net asset value of Fund shares, is affected by changes in market interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater is the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.
          Certain of the mortgage-backed and other securities in which a Fund can invest pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. The more closely these changes reflect current market rates, the more likely the instrument will trade at a price close to its par value. Some instruments do not directly track the underlying index, but reset based on formulas that can produce an effect similar to lever-age; others may provide for interest payments that vary inversely with market rates; these instruments are regarded as "derivatives," and may vary significantly in market price when interest rates change.
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, may not be changed without the approval of its shareholders. A full description of these investment limitations is included in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND RISKS
          The following investment techniques and risks apply to each of the Funds unless otherwise stated.

      Corporate Debt Securities
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

      Callable Debt Securities
          A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.

      Risks of Lower Rated Debt Securities
          Debt securities rated Baa and preferred stock rated Ba are deemed by Moody's to have speculative characteristics. Debt securities rated B by Moody's "generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small." S&P states that debt rated B "has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal."
          High yield bonds offer a higher yield to maturity than bonds with higher ratings, as compensation for holding an obligation that is subject to greater risk. The principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
      (iii) the fact that such obligations are often unsecured and are subordinated to the claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn,
      (vii) the fact that the issuers are often highly leveraged and may not have access to more traditional methods of financings and (viii) the possibility of adverse publicity and investor perceptions, whether or not due to fundamental analysis, which may result in widespread sales and declining market prices. If the Fund is required to seek recovery upon a default in the payment of principal or interest, it may incur additional expenses and may have limited legal recourse in the event of a default.
          As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. Yields on lower rated debt securities may rise dramatically in such periods, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. Because the market for high yield securities is less liquid, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets.
          Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.
          If an investment grade security purchased by Investment Grade is subsequently given a rating below investment grade, the Adviser will consider that fact in determining whether to retain that security in the Fund's portfolio.

          The table below provides a summary of ratings assigned to debt holdings in the portfolios of Investment Grade and High Yield. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1996, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.



               Aaa/
  MOODY'S      Aa/A      Baa       Ba       B       Caa       Ca       C        NR
Investment
 Grade             %         %        %        %      --       --       --         %
High Yield       --          %        %        %        %        %        %        %

               AAA/
    S&P        AA/A     BBB       BB       B       CCC      CC/C      D        NR
Investment
 Grade            %        %        %        %      --      --        --       --
High Yield      --         %        %        %        %     --          %        %



          There were no debt securities not rated by either Moody's or S&P for Investment Grade. The dollar-weighted average of debt securities not rated
      by either Moody's or S&P amounted to    % for High Yield. This may include
      securities rated by other NRSROs, as well as unrated securities. Unrated securities are not necessarily lower-quality securities, but may not be attractive to as many investors.


      U.S. Government Securities
          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA")); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Federal National Mortgage Association ("FNMA") securities); and (4) solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.


      Inflation-Indexed Securities
          The Funds may also invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.


      Mortgage-Related Securities
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause a Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining a Fund's average maturity, the Adviser must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.
          A Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which that Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities on a specified future date.
          RESTRICTIONS: Government Intermediate and Investment Grade normally may invest up to 50% of their total assets in mortgage-related securities, including those issued by the governmental or government-related entities referred to above. No more than 25% of Government Intermediate's or Investment Grade's total assets normally are invested in mortgage-related securities issued by non-governmental entities. Mortgage dollar roll transactions may be considered borrowings and, if so, will be subject to each Fund's investment limitation that, except for temporary purposes, a Fund will not borrow money in excess of 5% of its total assets at the time of borrowing.

      Government Mortgage-Related Securities
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government.

      Privately Issued Mortgage-Related Securities
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

      Asset-Backed Securities
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities. The value of such securities depends in part on loan repayments by individuals, which may be adversely affected during general downturns in the economy.

      Convertible Securities
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

          Government Intermediate and Investment Grade do not intend to exercise conversion rights for any convertible security they own and do not intend to hold any security which has been subject to conversion.


      Zero Coupon Bonds
          Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the price can also reflect a premium or discount to the original issue discount reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.
          The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Additional Tax Information" in the Statement of Additional Information. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to that Fund and when that Fund would not otherwise choose to dispose of the assets.


      Stripped Mortgage-Backed Securities


          The Funds may also invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Funds may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on such IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in each Fund's limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by the Adviser, following guidelines and standards established by the Corporation's Board of Directors.


      Pay-In-Kind Bonds (HIGH YIELD ONLY)
          Pay-in-kind bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently and having similar maturities and credit quality. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and the Fund may obtain no return at all on its investment if the issuer defaults.
          The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, the Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


      Preferred Stock

          Preferred stock may be purchased as a substitute for debt securities of the same issuer when, in the opinion of the Adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.


      Trust Originated Preferred Securities

          The Funds may also invest in trust originated preferred securities, a new type of security issued by financial institutions such as banks and insurance companies. Trust originated preferred securities represent interests in a trust formed by the financial institution. The trust sells preferred shares and invests the proceeds in notes issued by the financial institution. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of trust preferred securities currently enjoy favorable tax treatment. If the tax characterization of these securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are restricted securities available only to qualified institutional buyers under Rule 144A (Rule 144A establishes a "safe harbor" from the registration requirements of Rule 144A under of the Securities Act of 1933).


      Foreign Securities

GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE:
          The Funds may invest in U.S. dollar-denominated debt securities issued by foreign companies and governments. The foreign government securities in which a Fund invests generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. The Funds also may invest in debt securities of foreign "quasi-governmental agencies," which are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Because the foreign securities in which the Funds invest are U.S. dollar-denominated, there is no risk of currency fluctuation.

HIGH YIELD:
          High Yield may invest up to 25% of its total assets in securities of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar. To facilitate investment in foreign securities, the Fund may hold positions in foreign currencies. In addition, for hedging purposes, the Fund may purchase and write either listed or over-the-counter put and call options on foreign currencies or may enter into forward foreign currency contracts ("forward currency contracts").

          Forward currency contracts involve obligations to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The Fund may enter into these contracts for the purpose of hedging against risk arising from its investment or anticipated investment in securities denominated in foreign currencies. Forward currency contracts involve certain risks, including the risk that anticipated currency movements will not be accurately predicted causing the Fund to sustain losses on these contracts.
          The Fund may invest in fixed-income and other debt securities of issuers based in emerging markets (including countries in Latin America, Eastern Europe, Asia and Africa).

      Risks of Foreign Securities
          Investment in foreign securities presents certain risks, including those resulting from adverse political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Some foreign securities are subject to foreign income and withholding taxes. Additional risks associated with investing in foreign securities include the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying instrument. Some foreign governments have defaulted on principal and/or interest payments; in such cases, a Fund would have limited recourse to enforce its rights under the instruments it holds. The risks of foreign investment, described above, are greater for investments in emerging markets. Debt securities of issuers in such countries will typically be rated below investment grade or be of comparable quality.

      Repurchase Agreements
          Repurchase agreements are agreements under which U.S. government obligations or other high-quality, liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by State Street Bank and Trust Company ("State Street"), the Funds' custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which the Adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.
          RESTRICTIONS: A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (15% in the case of High Yield) of its total assets would be invested in such agreements and other illiquid investments.

      When-Issued Securities
          Each Fund may enter into commitments to purchase U.S. government securities or other securities on a when-issued basis. A Fund may purchase when-issued securities because such securities are often the most efficiently priced and have the best liquidity in the bond market. As with the purchase of all securities, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, which is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. To meet that payment obligation, that Fund will set aside cash or liquid, high-quality debt securities in an account with its custodian equal to the payment that will be due. Depending on market conditions, a Fund's when-issued purchases could cause its net asset value to be more volatile, because they will increase the amount by which that Fund's total assets, including the value of the when-issued securities held by it, exceed its net assets. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.

          Government Intermediate and Investment Grade each do not expect that their commitments to purchase when-issued securities will at any time exceed, in the aggregate, 20% of their total assets.

      Futures and Options Transactions

GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE:
          In an effort to protect against the effect of adverse changes in interest rates, a Fund may purchase and sell interest rate futures contracts and may purchase put options on interest rate futures contracts and debt securities (practices known as "hedging"). A futures contract is an agreement by a Fund to buy or sell securities at a specified date and price. The purchase of a put option on a futures contract allows a Fund, at its option, to enter into a particular futures contract to sell securities at any time up to the option's expiration date.
          A Fund may seek to enhance its income or hedge the portfolio by writing (selling) covered call options (i.e., a Fund will own the underlying instrument while the call is outstanding) and covered put options (i.e., a Fund will have cash, U.S. government securities or other high-grade, liquid debt instruments in a segregated account in an amount not less than the exercise price while the put is outstanding).
          RESTRICTIONS: A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of that Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 33-1/3% of that Fund's total assets would be so invested.

HIGH YIELD:
          The Fund may write (sell) or purchase put and call options on domestic and foreign securities, securities indices and foreign currencies. Call options written by the Fund give the holder the right to buy the underlying securities or currencies from the Fund at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date. Put options give the holder the right to sell the underlying security or currencies to the Fund during the term of the option at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date.
          The Fund may also enter into options on the yield "spread" or yield differential between two fixed-income securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes.
          The Fund may purchase and sell futures contracts on foreign currencies, securities, or indices of securities, including indices of fixed-income securities which may become available for trading. The Fund may also purchase and write options on such futures contracts.

      Risks of Futures, Options and Forward Currency Contracts
          Many options on debt securities are traded primarily on the over-the-counter ("OTC") market. OTC options differ from exchange-traded options in that the former are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of the Funds' investment limitations.
          When a Fund purchases or sells a futures contract, the Fund is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The use by a Fund of futures contracts or commodities option positions for other than bona fide hedging purposes is restricted by government regulations. (See the Statement of Additional Information.) If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.
          The use of options, futures and forward currency contracts involves certain investment risks and transaction costs to which the Fund might not be subject if it did not use such instruments. These risks include (1) dependence on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets;
      (2) imperfect correlation between movements in the price of options, currencies, futures contracts, forward currency contracts or options thereon and movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time which may result in unanticipated losses; (5) the possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; (6) the possible need to defer closing out certain options, futures contracts and options thereon and forward currency contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended ("Code") (see "Additional Tax Information" in the Statement of Additional Information); and (7) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. The use of options for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of futures or forward currency contracts to hedge an anticipated purchase (other than a when-issued or delayed delivery purchase), also subjects a Fund to additional risk until the purchase is completed or the position is closed out.
          The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.

      Restricted and Illiquid Securities
          Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. Repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities may be difficult to value, and a Fund may have difficulty disposing of such securities promptly.
          RESTRICTIONS: No more than 15% of High Yield's net assets will be invested in securities which are deemed illiquid, defined as securities that cannot be sold within 7 days at approximately the price they are valued. No more than 10% of Government Intermediate's or Investment Grade's net assets will be invested in illiquid securities.

      Interest Rate Swaps (HIGH YIELD ONLY)
          The Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties which transfers interest rate obligations, one of which is an interest rate fixed until the maturity of the obligation, while the other is a rate which changes with the changes in some other rate, such as the prime rate or the London Interbank Offered Rate (LIBOR). Such swaps will be used when the Fund wishes to effectively convert a floating rate asset into a fixed rate asset, or vice versa.

      Loan Participations and Assignments (HIGH YIELD ONLY)
          The Fund may also invest in "loan participations or assignments." In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.
          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.
          RESTRICTIONS: Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.

      Lending
          Each Fund may loan its portfolio securities to qualified borrowers who deposit and maintain with the Fund cash collateral equal to at least 100% of the market value of the securities loaned.

PORTFOLIO TURNOVER

          For the year ended December 31, 1996, Government Intermediate's
      portfolio turnover rate was    %, Investment Grade's portfolio turnover
      rate was    % and High Yield's portfolio turnover rate was   %. Each Fund
      anticipates that its annual portfolio turnover rate may exceed 300%. The Funds may sell fixed-income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of the Funds. A portfolio turnover rate in excess of 100% will involve correspondingly greater transaction costs which will be borne directly by a Fund. It may also increase the amount of net short-term capital gains, if any, realized by a Fund and will affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.

HOW TO PURCHASE AND REDEEM SHARES

          Institutional Clients of Fairfield Group, Inc. may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason.

          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.

PURCHASE OF SHARES
          The minimum investment is $50,000 for the initial purchase of Navigator Shares of each Fund and $100 for each subsequent investment. Each Fund may change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 19.
          Each Fund reserves the right to reject any order for its shares, to suspend the offering of shares for a period of time, or to waive any minimum investment requirements. In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.
          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.

REDEMPTION OF SHARES
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.

          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their financial advisors at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.

          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange on any day when the Exchange is open will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption.

          The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 15 business days of the redemption or repurchase request, the proceeds may not be disbursed unless that Fund can be reasonably assured that the check has been collected.


          Each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the Adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)


          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. A Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their financial advisor for further instructions.

          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the shareholder will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.

HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED

          A shareholder account is established automatically for each shareholder. Any shares the shareholder purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. Fund shares may not be held in, or transferred to, an account with any brokerage firm other than Fairfield, Legg Mason or their affiliates. The Funds no longer issue share certificates.

          Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will also show the total number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder.
          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers. Institutional Clients purchasing or holding Navigator Shares on behalf of their customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to each Fund on a timely basis.

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Corporation's Board of Directors. With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund declares dividends to holders of Navigator Shares out of its investment company taxable income attributable to those shares, which consists of net investment income and net short-term capital gain. Dividends from net investment income are declared daily and paid monthly for Government Intermediate and Investment Grade and are declared and paid monthly for High Yield. Shareholders begin to earn dividends on their Fund shares as of settlement date, which is normally the third business day after their orders are placed with their financial advisor. Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Shareholders may elect to:


          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.


          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Navigator fund. Please contact a financial advisor for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and other distributions in additional shares.

          If no election is made, both dividends and other distributions are credited to the Institutional Client's account in Navigator Shares at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to the account at that net asset value. If an investor elects to receive dividends or other distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland, 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.
          Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to its shareholders (other than qualified retirement plans) as ordinary income to the extent of that Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
          The Funds send each shareholder a notice following the end of each calendar year specifying the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Funds with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.
          A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another Legg Mason fund will generally have similar tax consequences. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state and local income taxes on distributions from the Funds, depending on the laws of your home state and locality, though the portion of the dividends paid by each Fund attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their Customers.
          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by the Corporation's independent accountants.
          Shareholder inquiries should be addressed to: "[insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476" or "c/o Fairfield Group Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044."

EXCHANGE PRIVILEGE

          Holders of Navigator Shares are entitled to exchange them for the corresponding class of shares of any of the Legg Mason Funds, the Navigator Money Market Fund, Inc. and the Navigator Tax-Free Money Market Fund, Inc., provided that such shares are eligible for sale under applicable state securities laws.


          Investments by exchange into the other Navigator funds are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your financial advisor. To effect an exchange by telephone, please call your financial advisor with the information described in the section "How to Purchase and Redeem Shares," page 18. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.


THE CORPORATION'S BOARD OF DIRECTORS, MANAGER AND INVESTMENT ADVISER

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.

MANAGER

          Pursuant to a separate management agreement with each Fund ("Management Agreement"), which was approved by the Corporation's Board of Directors, Legg Mason Fund Adviser, Inc. serves as each Fund's manager. The Manager manages the non-investment affairs of each Fund, directs all matters related to the operation of the Funds and provides office space and administrative staff for the Funds. Each Fund pays the Manager, pursuant to its Management Agreement, a fee equal to the following annual percentage of its average daily net assets: Government Intermediate, 0.55%; Investment Grade, 0.60%; and High Yield, 0.65%.


          The Manager has agreed that until December 31, 1997 or when Government Intermediate reaches net assets of $400 million, whichever occurs first, it will continue to reimburse fees and/or assume other expenses to the extent the Fund's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of the Fund's average daily net assets for such month. If the Fund's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that the Fund's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case. The Manager has also agreed that until December 31, 1997 or when Investment Grade reaches net assets of $100 million, whichever occurs first, it will continue to reimburse fees and/or assume other expenses to the extent the Fund's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.50% of the Fund's average daily net assets for such month. These reimbursement agreements are voluntary and may or may not be renewed by the Manager. Reimbursement by the Manager reduces a Fund's expenses and increases its yield and total return.


          The Manager acts as manager, investment adviser or investment consultant to seventeen investment company portfolios which had aggregate assets under management of over $5.5 billion as of April 15, 1997. The Manager's address is 111 South Calvert Street, Baltimore, Maryland 21202.


INVESTMENT ADVISER

          Western Asset Management Company serves as investment adviser to each Fund pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Corporation's Board of Directors. The Adviser manages the investment and other affairs of each Fund and directs the investments of each Fund in accordance with its investment objective, policies and limitations. For these services, the Manager (not the Fund) pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to: 0.20% of Government Intermediate's average daily net assets, not to exceed the fee paid to the Manager; for Investment Grade, 40% of the fee received by the Manager, or 0.24% of average daily net assets; and for High Yield, 77% of the fee received by the Manager, or 0.50% of average daily net assets.

          An investment committee has been responsible for the day-to-day management of each Fund since its inception.

          The Adviser also renders investment advice to fourteen open-end investment companies and one closed-end investment company, which together had aggregate assets under management of approximately $ billion as of April 15, 1997. The Adviser also renders investment advice to private accounts with fixed income assets under management of approximately $ billion as of that date. The address of the Adviser is 117 East Colorado Boulevard, Pasadena, California 91105. The Adviser has managed fixed income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984.

          In managing fixed-income portfolios, the Adviser first studies the range of factors that influence interest rates and develops a long-term interest rate forecast. It then allocates available funds to those sectors of the market (for example, government, corporate, or mortgage-backed securities), which it considers most attractive. Then it selects the specific issues which it believes represent the best values. All three decisions are integral parts of the Adviser's portfolio management process and contribute to its performance record.

THE FUNDS' DISTRIBUTOR

          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of the Funds, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions; for the year ended
      December 31, 1996, Legg Mason received from BFDS $      , $      and
      $      , for performing such services in connection with Government
      Intermediate, Investment Grade and High Yield, respectively.


          Legg Mason and Fairfield are wholly owned subsidiaries of Legg Mason, Inc., which is also the parent of the Manager and the Advisor. Fairfield is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield sells Navigator Shares pursuant to a Dealer Agreement with Legg Mason. Neither Fairfield nor Legg Mason receives compensation from the Fund for selling Navigator Shares.

          The Chairman, President and Treasurer of the Corporation are employed by Legg Mason.

DESCRIPTION OF THE CORPORATION AND ITS SHARES
          The Corporation is a diversified open-end investment company which was incorporated in

      Maryland on April 28, 1987. The Articles of Incorporation of the Corporation permit the Board of Directors to create additional series (or portfolios), each of which may issue separate classes of shares. There are currently four portfolios of the Corporation. While additional series may be created in the future, there is no intention at this time to form any particular additional series.
          The Corporation has authorized one billion shares of common stock, par value $.001 per share. Government Intermediate, Investment Grade and High Yield currently offer two classes of shares -- Class Y (known as "Navigator Shares") and Class A (known as "Primary Shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

          The initial and subsequent investment minimums for Primary Shares are $1,000 and $100, respectively. Investments in Primary Shares may be made through a Legg Mason or affiliated financial advisor, through the Future First Systematic Investment Plan or through automatic investment arrangements.

          Holders of Primary Shares bear distribution and service fees under Rule 12b-1 at the rate of 0.50% of the net assets attributable to Primary Shares. Investors in Primary Shares may elect to receive dividends and/or capital gain distributions in cash through the receipt of a check or a credit to their Legg Mason account. The per share net asset value of the Navigator Class of Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Fund, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares will tend to converge, however, immediately after the payment of ordinary income dividends. Primary Shares of a Fund may be exchanged for the corresponding class of shares of other Legg Mason Funds. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the sales charge, determined on the same business day as redemption of the fund shares the investors in Primary Shares wish to redeem.

          The Manager has agreed that until the earlier of December 31, 1997 or, with respect to Government Intermediate, net assets reach $400 million and, with respect to Investment Grade, net assets reach $100 million, it will continue to reimburse management fees and/or assume other expenses to the extent the expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of the average daily net assets of Primary Shares for such month. If Government Intermediate's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that Government Intermediate's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case. Reimbursement by the Manager reduces Fund expenses and increases its yield and total return.

          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon. The address of BFDS is P.O. Box 953, Boston, MA 02103.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

APPENDIX
RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:
          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
          Baa -- Bonds which are rated Baa are considered medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
          B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
          Caa -- Bonds which are rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.
          Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.
          C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:
          AAA -- This is the highest rating assigned by S&P to an obligation. Capacity to pay interest and repay principal is extremely strong.
          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.
          A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher categories.
          BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
          BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
          C -- Bonds on which no interest is being paid are rated C.
          D -- Bonds rated D are in payment default and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS:
          aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.
          a -- An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
          baa -- An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
          ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
          b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
          caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
          ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
          c -- This is the lowest rated class of preferred stock or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       THE LEGG MASON INCOME TRUST, INC.:
                   U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
                           INVESTMENT GRADE PORTFOLIO
                              HIGH YIELD PORTFOLIO
                      (Primary Shares and Navigator Shares)
                                       AND
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses for Primary Shares and for Navigator Shares, both dated May 1, 1997, which have been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectuses are available without charge from the Corporation's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).


         Legg Mason U.S.  Government  Intermediate-Term  Portfolio  ("Government
Intermediate"), Legg Mason Investment Grade Income Portfolio ("Investment Grade"), Legg Mason High Yield Portfolio ("High Yield") and Legg Mason U.S. Government Money Market Portfolio ("Government Money Market") (each separately referred to as a "Fund" and collectively referred to as the "Funds") are separate series of Legg Mason Income Trust, Inc. ("Corporation"), an open-end diversified management investment company.

         Government Intermediate seeks to provide investors with high current income consistent with prudent investment risk and liquidity needs. In attempting to achieve this objective, the Funds' investment adviser, Western Asset Management Company ("Adviser"), under normal circumstances, invests at least 75% of Government Intermediate's assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Government Intermediate expects to maintain an average dollar-weighted maturity of between three and ten years. The Fund seeks to provide income higher than that of money market funds and greater price stability than funds with longer average maturities.

         Investment Grade seeks to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In attempting to achieve Investment Grade's objective, the Adviser, under normal circumstances, invests primarily in debt securities which it considers to be investment grade. Investment Grade expects to maintain an average dollar-weighted maturity of between five and twenty years. The Fund's current yield is expected to be higher than the current yields of mutual funds that own debt securities with shorter average maturities.

         High Yield seeks to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. In attempting to achieve High Yield's objectives, the Adviser, under normal circumstances, invests not less than 65% of its total assets in high-yield, fixed-income securities (including those commonly known as "junk bonds"); that is, income-producing debt securities and preferred stocks of all types, including (but not limited to) corporate debt securities and preferred stock, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities and asset-backed securities. In addition to other risks, these bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are lower-yielding, higher-rated bonds. Therefore, these investments may not be suitable for all investors.

         Government Money Market seeks to obtain high current income consistent with liquidity and conservation of principal. In attempting to achieve this objective, the Adviser invests only in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements collateralized by such instruments. The Adviser attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will always be able to do so.


         Shares of Navigator Government Intermediate, Navigator Investment Grade and Navigator High Yield ("Navigator Shares"), described in this Statement of
Additional Information, represent interests in Government Intermediate, Investment Grade and High Yield that are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett & Co. ("Bartlett") who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as ERISA fiduciary, and to The Legg Mason Profit Sharing Plan and Trust. The Navigator Class of Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.


         The Primary Class of shares of Government Intermediate, Investment Grade, High Yield and Government Money Market ("Primary Shares") are offered for sale to all other investors and may be purchased directly by individuals.


         Navigator Shares and Primary Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. Each Fund will pay management fees to Legg Mason Fund Adviser, Inc. Primary Shares pay a 12b-1 distribution fee, but Navigator Shares pay no distribution fees. See "The Funds' Distributor."




Dated: May 1, 1997




                             LEGG MASON WOOD WALKER,
                                  INCORPORATED
--------------------------------------------------------------------------------
                            111 South Calvert Street
                            Baltimore, Maryland 21202
                          (410) 539-0000 (800) 822-5544

             ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND
                                    POLICIES

         The following information supplements the information concerning each Fund's investment objectives, policies and limitations found in the Prospectuses. Each Fund has adopted certain fundamental investment limitations that cannot be changed except by vote of a majority of each Fund's outstanding voting securities.

Government Intermediate and Investment Grade each may not:

         1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing;

         2. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or buy more than 10% of the voting securities or more than 10% of all the securities of any issuer;

         3. Mortgage, pledge or hypothecate any of its assets, except to collateralize permitted borrowings up to 5% of the value of its total assets at the time of borrowing; provided, that the deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge; and provided further, that deposit of initial margin or the payment of variation margin in connection with the purchase or sale of futures contracts or of options on futures contracts shall not be deemed to constitute pledging assets;

         4. Purchase securities on "margin," except that each Fund may make margin deposits in connection with its use of options, interest rate futures contracts and options on interest rate futures contracts;

         5. Make short sales of securities unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto; provided, however, that the Fund may purchase or sell futures contracts, and may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts;

         6. Invest more than 25% of its total assets (taken at market value) in any one industry;

         7. Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of a Fund's total assets (taken at market value) would be invested in such securities;

         8. Purchase or sell commodities and commodity contracts, except that each Fund may purchase or sell options, interest rate futures contracts and options on interest rate futures contracts;

         9. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of restricted securities or the purchase of securities either directly from the issuer or from an underwriter for an issuer, each Fund may be deemed to be an underwriter;

         10. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         11. Purchase or sell real estate, except that each Fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein; or

         12. Purchase or sell interests in oil and gas or other mineral exploration or development programs.

High Yield may not:

         1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing;

         2. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended ("1940 Act");

         3. Engage in the business of underwriting the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of a portfolio security;

         4. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation;

         5. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         6. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts, and may enter into swap agreements;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry.

This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

         High Yield interprets fundamental investment limitation (4) to prohibit investment in real estate limited partnerships.

Government Money Market may not:

         1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing. (Although not a fundamental policy subject to shareholder approval, the Fund intends to repay any money borrowed before any additional portfolio securities are purchased);

         2. Mortgage, pledge or hypothecate any of its assets, except to collateralize permitted borrowings up to 5% of the value of its total assets at the time of borrowing;

         3. Purchase securities on "margin" except that the Fund may obtain such credits as may be necessary for clearing the purchases and sales of securities;

         4. Make short sales of securities unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto;

         5. Purchase or sell commodities and commodity contracts;

         6. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of restricted securities or the purchase of securities either directly from the issuer or from an underwriter for an issuer, the Fund may be deemed to be an underwriter;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness, entry into repurchase agreements or deposits with banks and other financial institutions may be considered loans;

         8. Purchase or hold real estate, except that the Fund may invest in securities collateralized by real estate or interests therein; and

         9. Purchase or sell interests in oil and gas or other mineral exploration or development programs.

         As noted above, the fundamental investment limitations of each Fund, along with its investment objective, may not be changed without the vote of a majority of the Fund's outstanding voting securities. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction described above is complied with at the time an investment is made, a later increase in percentage resulting from changing values of portfolio securities or in the amount of assets of the

Fund will not be considered a violation of any of those restrictions. Except as otherwise noted, the investment policies and limitations described in this Statement of Additional Information are non- fundamental and may be changed without a shareholder vote.

         The following are some of the non-fundamental limitations which High Yield currently observes. High Yield may not:

         1. Purchase or sell any oil, gas or mineral exploration or development programs, including leases;

         2. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of permitted currency futures contracts and options on currency futures contracts;

         3. Make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box" (the Fund does not intend to make short sales against the box in excess of 5% of its net assets during the coming year);

         4. Purchase or retain the securities of an issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, of Legg Mason Fund Adviser, Inc. and of Western Asset Management Company who individually own beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of the securities of that issuer;

         5. Purchase any security if, as a result, more than 5% of the Fund's total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years;

         6. Acquire securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition.

         7. Hold more than 10% of the outstanding voting securities of any one issuer.


         Yield Factors and Ratings Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") are private services that provide ratings of the credit quality of obligations. Investment grade bonds are generally considered to be those bonds rated at the time of purchase within one of the four highest grades assigned by S&P or Moody's. A Fund may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's and S&P's opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by a Fund, an issue of obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund (other than Government

Money Market) should continue to hold the obligation, but is not required to dispose of it. Government Money Market will consider disposing of the obligation in accordance with Rule 2a-7 under the 1940 Act.

         In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of interest and principal.

The following information about futures and options applies to Government Intermediate and Investment Grade:


         INTEREST RATE FUTURES CONTRACTS Interest rate futures contracts, which are traded on commodity futures exchanges, provide for the sale by one party and the purchase by another party of a specified type and amount of financial instruments (or an index of financial instruments) at a specified future date. Interest rate futures contracts currently exist covering such financial instruments as U.S. Treasury bonds, notes and bills, Government National Mortgage Association ("GNMA") certificates, bank certificates of deposit and 90-day commercial paper. An interest rate futures contract may be held until the underlying instrument is delivered and paid for on the delivery date, but most contracts are closed out before then by taking an offsetting position on a futures exchange.

         A Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase an underlying financial instrument) when it intends to purchase fixed-income securities but has not yet done so. This strategy is sometimes called an anticipatory hedge. This strategy is intended to minimize the effects of an increase in the price of the securities the Fund intends to purchase (but may also reduce the effects of a decrease in price), because the value of the futures contract would be expected to rise and fall in the same direction as the price of the securities the Fund intends to purchase. The Fund could purchase the intended securities either by holding the contract until delivery and receiving the financial instrument underlying the futures contract, or by purchasing the securities directly and closing out the futures contract position. If the Fund no longer wished to purchase the securities, the Fund would close out the futures contract before delivery.

         A Fund may sell a futures contract (that is, enter into a futures contract to sell an underlying financial instrument) to offset price changes of securities it already owns. This strategy is intended to minimize any price changes in the securities the Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund. Each Fund does not expect ordinarily to hold futures contracts it has sold until delivery or to use securities it owns to satisfy delivery requirements. Instead, each Fund expects to close out such contracts before the delivery date.

         The prices of interest rate futures contracts depend primarily on the value of the instruments on which they are based, the price changes of which, in turn, primarily reflect changes in current interest rates. Because there are a limited number of types of interest rate futures contracts, it is likely that the standardized futures contracts available to each Fund will not exactly match the securities that Fund wishes to hedge or intends to purchase, and consequently will not provide a perfect hedge against all price fluctuation. Because fixed-income instruments all respond similarly to changes in interest rates, however, a futures contract the underlying instrument of which differs from the securities that Fund wishes to hedge or intends to purchase may still provide protection against changes in interest rate levels. To compensate for differences in historical volatility between positions a Fund wishes to hedge and the standardized futures contracts available to it, a Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

         FUTURES TRADING If a Fund does not wish to hold a futures contract position until the underlying instrument is delivered and paid for on the delivery date, it may attempt to close out the contract by entering into an offsetting position on a futures exchange that provides a secondary market for the contract. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the Fund had sold) at the current price as determined on the futures exchange. A Fund's gain or loss on closing out a futures contract depends on the difference between the price at which the Fund entered into the contract and the price at which the contract is closed out. Transaction costs in opening and closing futures contracts must also be taken into account. There can be no assurance that a Fund will be able to offset a futures position at the time it wishes to, or at a price that is advantageous. If a Fund were unable to enter into an offsetting position in a futures contract, it might have to continue to hold the contract until the delivery date, in which case it would continue to bear the risk of price fluctuation in the contract until the underlying instrument was delivered and paid for.

         At the time a Fund enters into an interest rate futures contract, it is required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 5% or less of the value of the futures contract. Initial margin is in the nature of a good faith deposit or performance bond, and is returned to the Fund when the futures position is terminated, after all contractual obligations have been satisfied. Futures margin does not represent a borrowing by a Fund, unlike margin extended by a securities broker, and depositing initial margin in connection with futures positions does not constitute purchasing securities on margin for the purposes of each Fund's investment limitations. Initial margin may be maintained either in cash or in liquid, high-quality debt securities such as U.S. government securities.

         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against a Fund (i.e., the Fund's futures position declines in value), the Fund may be required to make payments to the FCM, and, conversely, the Fund may be entitled to receive payments from the FCM if the value of its futures position increases. This process is known as "marking to market" and takes place on a daily basis.

         In addition to initial margin deposits, the Fund will instruct its custodian to segregate additional cash and liquid debt securities to cover its obligations under futures contracts it has purchased and to ensure that the contracts are unleveraged. The value of the assets held in the segregated account will be equal to the daily market value of all outstanding futures contracts purchased by the Fund, less the amount deposited as initial margin. Where a Fund enters into positions that substantially offset one another, it may segregate assets equal to only one side of the transaction, consistent with SEC staff interpretive positions. When a Fund has sold futures contracts to hedge securities it owns, it will not sell those securities (or lend them to another party) while the contracts are outstanding, unless it substitutes other similar securities for the securities sold or lent. Each Fund will not sell futures contracts with a value exceeding the value of securities it owns, except that a Fund may do so to the extent necessary to adjust for differences in historical volatility between the securities owned and the contracts used as a hedge.

         RISKS OF INTEREST RATE FUTURES CONTRACTS By purchasing an interest rate futures contract, a Fund in effect becomes exposed to price fluctuations resulting from changes in interest rates, and by selling a futures contract a Fund neutralizes those fluctuations. If interest rates fall, a Fund would expect to profit from an increase in the value of the instrument underlying a futures contract it had purchased, and if interest rates rise, a Fund would expect to offset the resulting decline in the value of the securities it owns by profits in a futures contract it has sold. If interest rates move in the direction opposite that which was contemplated at the time of purchase, however, a Fund's positions in futures contracts could have a negative effect on that Fund's net asset value. If interest rates rise when a Fund has purchased futures contracts, that Fund could suffer a loss in its futures positions. Similarly, if interest rates fall, losses in a futures contract that Fund has sold could negate gains on securities the Fund owns, or could result in a net loss to the Fund. In this sense, successful use of interest rate futures contracts by a Fund will depend on the Adviser's ability to hedge the Fund in an advantageous way at the appropriate time.

         Other than the risk that interest rates will not move as expected, the primary risk in employing interest rate futures contracts is that the market value of the futures contracts may not move in concert with the value of the securities a Fund wishes to hedge or intends to purchase. This may result from differences between the instrument underlying the futures contracts and the securities a Fund wishes to hedge or intends to purchase, as would be the case, for example, if a Fund hedged U.S. Treasury bonds by selling futures contracts on U.S. Treasury notes.

         Even if the securities which are the objects of a hedge are identical to those underlying the futures contract, there may not be perfect price correlation between the two. Although the value of interest rate futures contracts is primarily determined by the price of the underlying financial instruments, the value of interest rate futures contracts is also affected by other factors, such as current and anticipated short-term and long-term interest rates, the time remaining until expiration of the futures contract, and conditions in the futures markets, which may not affect the current market price of the underlying financial instruments in the same way. In addition, futures exchanges establish daily price limits for interest rate futures contracts, and may halt trading in the contracts if their prices move up or down more than a specified daily limit on a given day. This could distort the relationship between the price of the underlying instrument and the futures contract, and could prevent prompt liquidation of unfavorable futures positions. The value of a futures contract may also move differently from the price of the underlying financial instrument because of inherent differences between the futures and securities markets, including variations in speculative demand for futures contracts and for debt securities, the differing margin requirements for futures contracts and debt securities, and possible differences in liquidity between the two markets.

         PUT OPTIONS ON INTEREST RATE FUTURES CONTRACTS A Fund may purchase put options on interest rate futures contracts or sell interest rate futures contracts (that is, enter into a futures contract to sell the underlying security) to attempt to reduce the risk of fluctuations in its share value. A Fund may purchase an interest rate futures contract (that is, enter into a futures contract to purchase the underlying security) to attempt to establish more definitely the return on securities that Fund intends to purchase. A Fund may not use these instruments for speculation or leverage. Purchasing a put option on an interest rate futures contract gives a Fund the right to assume a seller's position in the contract at a specified exercise price at any time up to the option's expiration date. In return for this right, the Fund pays the current market price for the option (known as the option premium), as determined on the commodity futures exchange where the option is traded.

         Each Fund may purchase put options on interest rate futures contracts to hedge against a decline in the market value of securities that Fund owns. Because a put option is based on a contract to sell a financial instrument at a certain price, its value will tend to move in the opposite direction from the price of the financial instrument underlying the futures contract; that is, the put option's value will tend to rise when prices fall, and fall when prices rise. By purchasing a put option on an interest rate futures contract, a Fund would attempt to offset potential depreciation of securities it owns by appreciation of the put option. This strategy is similar to selling the underlying futures contract directly.

         A Fund's position in a put option on an interest rate futures contract may be terminated either by exercising the option (and assuming a seller's position in the underlying futures contract at the option's exercise price) or by closing out the option at the current price as determined on the futures exchange. If the put option is not exercised or closed out before its expiration date, the entire premium paid will be lost by that Fund. The Fund could profit from exercising a put option if the current market value of the underlying futures contract were less than the sum of the exercise price of the put option and the premium paid for the option (because the Fund would, in effect, be selling the futures contract at a price higher than the current market price). The Fund could also profit from closing out a put option if the current market price of the option is greater than the premium the Fund paid for the option. Transaction costs must also be taken into account in these calculations. The Fund may close out an option it has purchased by selling an identical option (that is, an option on the same futures contract, with the same exercise price and expiration date) in a closing transaction on a futures exchange that provides a secondary market for the option. Each Fund is not required to make futures margin payments when it purchases an option on an interest rate futures contract.

         Compared to the purchase or sale of an interest rate futures contract, the purchase of a put option on an interest rate futures contract involves a smaller potential risk to a Fund, because the maximum amount at risk is the premium paid for the option (plus related transaction costs). If prices of debt securities remain stable, however, purchasing a put option may involve a greater probability of loss than selling a futures contract, even though the amount of the potential loss is limited. The Adviser will consider the different risk and reward characteristics of options and futures contracts when selecting hedging instruments.

         RISKS OF TRANSACTIONS IN OPTIONS ON INTEREST RATE FUTURES CONTRACTS Options on interest rate futures contracts are subject to risks similar to those described above with respect to interest rate futures contracts. These risks include the risk that the Adviser may not hedge a Fund in an advantageous way at the appropriate time, the risk of imperfect price correlation between the option and the securities being hedged, and the risk that there may not be an active secondary market for the option. There is also a risk of imperfect price correlation between the option and the underlying futures contract.

         Although the Adviser will purchase and write only those options for which there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular option at any particular time. If there were no liquid secondary market for a particular option, a Fund might have to exercise an option it had purchased in order to realize any profit, and might continue to be obligated under an option it had written until the option expired or was exercised.

         OPTIONS WRITING ON DEBT SECURITIES Each Fund may from time to time write (sell) covered call options and covered put options on certain of its portfolio securities. A Fund may write call options on securities in its portfolio in an attempt to realize, through the premium that Fund receives, a greater current return than would be realized on the securities alone. A Fund may write put options in an attempt to realize enhanced income when it is willing to purchase the underlying instrument for its portfolio at the exercise price. A Fund may also purchase call options for the purpose of acquiring the underlying instruments for its portfolio. At times, the net cost of acquiring instruments in this manner (the exercise price of the call option plus the premium paid) may be less than the cost of acquiring the instruments directly. When it writes a covered call option, a Fund obligates itself to sell the underlying security to the purchaser of the option at a fixed price if the purchaser exercises the option during the option period. A call is "covered" if the Fund owns the optioned securities or, in the case of options on certain U.S. government securities, the Fund maintains with its custodian in a segregated account cash, U.S. government securities or other high-grade, liquid debt securities with a value sufficient to meet its obligations under the call. When a Fund writes a call option, it receives a premium from the purchaser. During the option period, the Fund forgoes the opportunity to profit from any increase in the market price of the security above the exercise price of the option, but retains the risk that the price of the security may decline.

         Each Fund may also write covered put options. When a Fund writes a put option, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. A put is "covered" if the Fund maintains cash, U.S. government securities or other high-grade, liquid debt securities with a value equal to the exercise price in a segregated account. The risk in writing puts is that the market price of the underlying security may decline below the exercise price (less the premiums received).

         Each Fund may seek to terminate its obligations as a writer of a put or call option prior to its expiration by entering into a "closing purchase transaction." A closing purchase transaction is the purchase of an option covering the same underlying security and having the same exercise price and expiration date as an option previously written by the Fund on which it wishes to terminate its obligation.

         Although not a fundamental policy subject to shareholder vote, each Fund presently does not intend to write options on portfolio securities exceeding 25% of its total assets. Normally, options will be written on those portfolio securities which the Adviser does not expect to have significant short-term capital appreciation.

         RISKS OF WRITING OPTIONS ON DEBT SECURITIES When a Fund writes an option, it assumes the risk of fluctuations in the value of the underlying security in return for a fixed premium and must be prepared to satisfy exercise of the option at any time until the expiration date. The writing of options could also result in an increase in the Fund's turnover rate, particularly in periods of appreciation in the market price of the underlying securities. In addition, writing options on portfolio securities involves a number of other risks, including the risk that the Adviser may not correctly predict interest rate movement and the risk that there may not be a liquid secondary market for the option, as a result of which the Fund might be unable to effect a closing transaction.

         If a Fund is unable to close out an option it has written, it must continue to bear the risks associated with the option, and must continue to hold cash or securities to cover the option until the option is exercised or expires. Each Fund may engage in options on securities which are not traded on national exchanges ("unlisted options"). Because unlisted options may be closed out only with the other party to the option transaction, it may be more difficult to close out unlisted options than listed options.

         REGULATORY NOTIFICATION OF FUTURES AND OPTIONS STRATEGIES The Corporation has filed on behalf of each Fund a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Under Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility must include representations that each Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of the CFTC regulations, provided that each Fund may hold futures contracts and related options that do not fall within the definition of bona fide hedging transactions if, with respect to such non-hedging transactions, the sum of initial margin deposits on futures contracts and related options and premiums paid for related options, after taking into account unrealized profits and losses on such contracts, do not exceed 5% of that Fund's net assets; and provided further that each Fund may exclude the amount by which an option is "in the money" in computing such 5%. Each Fund will not purchase futures contracts or related options if as a result more than 33 1/3% of that Fund's total assets would be so invested. Where a Fund enters into two positions that substantially offset each other, it determines compliance with the foregoing limitation by considering its net exposure to changes in the underlying instrument or market. These limits on a Fund's investments in futures contracts are not fundamental and may be changed by the Board of Directors as regulatory agencies permit. Each Fund will not modify these limits to increase its permissible futures and related options activities without supplying additional information in a supplement to a current Prospectus or Statement of Additional Information that has been distributed or made available to each Fund's shareholders.

The following information about futures and options applies to High Yield:

         The Fund may purchase call options on securities that the Adviser intends to include in the Fund's investment portfolio in order to fix the cost of a future purchase. Purchased options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit realized will be reduced by the premium.

         The Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio or to enhance income. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         The Fund may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund might write covered call options on securities generally when its Adviser believes that the premium received by the Fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. Such securities would also be considered illiquid in the case of over-the-counter ("OTC") options written by the Fund, and therefore subject to the Fund's limitation on investing no more than 15% of its total assets in illiquid securities. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         The sale of a put option on a security by the Fund also serves to partially offset the cost of a security that the Fund anticipates purchasing. If the price of the security rises, the increased cost to the Fund of purchasing the security will be offset, in whole or in part, by the premium received. In the event, however, that the price of the security falls below the exercise price of the option and the option is exercised, the Fund will be required to purchase the security from the holder of the option at a price in excess of the current market price of the security. The Fund's loss on this transaction will be offset, in whole or in part, to the extent of the premium received by the Fund for writing the option.

         The Fund may purchase put and call options and write put and covered call options on bond indices in much the same manner as securities options, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlements of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the Fund invests.

         The Fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when the Adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written. The Fund would enter into a short straddle when the Adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the Fund will set aside cash and/or liquid, high grade debt securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is in-the-money, that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.

Foreign Currency Options and Related Risks

         The Fund may purchase and write (sell) options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuation on foreign securities the Fund holds or which it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's options position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on foreign currency to enhance income when its Adviser anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities.

         If the Fund writes an option on foreign currency, it will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different, but related, currency. If the Fund uses cross-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging, if the two currencies do not vary with the expected degree of correlation.

         The Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market. The Fund will not purchase or write such options unless, in the opinion of the Adviser, the market for them has developed sufficiently. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. These OTC options also involve credit risks that may not be present in the case of exchange-traded currency options.

Futures Contracts and Options on Futures Contracts

         The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions or other circumstances permitted by regulatory authorities. For example, the Fund might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities. The Fund may sell a put option on a foreign currency to partially offset the cost of a security denominated in that currency that the Fund anticipates purchasing; however, the cost will only be offset to the extent of the premium received by the Fund for writing the option.

         The Fund also may use futures contracts on fixed income instruments and options thereon to hedge its investment portfolio against changes in the general level of interest rates. A futures contract on a fixed income instrument is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of fixed income security called for in the contract at a specified future time and at a specified price. The Fund may purchase a futures contract on a fixed income security when it intends to purchase fixed income securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the fixed income security that the Fund intends to purchase in the future. A rise in the price of the fixed income security prior to its purchase may be either offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the fixed income securities under the futures contract. Conversely, a fall in the market price of the underlying fixed income security may result in a corresponding decrease in the value of the futures position. The Fund may sell a futures contract on a fixed income security in order to continue to receive the income from a fixed income security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         The Fund may purchase a call option on a futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual fixed income security that can be used as a temporary substitute for a position in the security itself. The Fund also may write covered call options on futures contracts as a partial hedge against a decline in the price of fixed income securities held in the Fund's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of fixed income securities held in the Fund's investment portfolio. The Fund may write a put option on a security that the Fund anticipates purchasing to partially offset the cost of purchasing that security; however, the cost will only be offset to the extent of the premium the Fund receives for writing the option.

         The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of its investments. To the extent that a portion of the Fund's investments correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

         As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the prices of bonds held in its portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

         The Fund may also purchase and sell futures contracts on a foreign currency. The Fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Fund may sell a foreign currency futures contract when the Adviser anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Adviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in a foreign currency, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position.

         The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option or write a put option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The Fund may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. It may also write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

         The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order synthetically to create a long interest rate, securities index or foreign currency futures contract position. The options will have the same strike prices and expiration dates. The Fund will engage in this strategy only when its Adviser believes it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

         The Fund may also purchase and write covered straddles on interest rate, foreign currency or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. The Fund would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. In a covered short straddle, the same futures contract is considered "cover" for both the put and the call that the Fund has written. The Fund would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the Fund will set aside cash and/or liquid, high grade debt securities in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money", that is, the amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired on that date. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts and on certain foreign currencies written by it. Such margin deposits will vary depending on the nature of the underlying futures contract or currency (and the related initial margin requirements), the current market value of the option and other options and futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally futures contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency, index or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which must be considered in these calculations.

         The Fund will not enter into futures contracts or commodities option positions if, immediately thereafter, the initial margin deposits plus premiums paid by it, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. Foreign currency options traded on a commodities exchange are considered commodity options for this purpose.

Risks Associated with Futures and Options

         In considering the Fund's use of futures contracts and options, particular note should be taken of the following:

         (1) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or exchange-listed options is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         (3) Successful use by the Fund of futures contracts and options will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example if the price of the futures contract moves less than the price of the securities or currencies that are subject to the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities or currencies, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index, futures contract or currency and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

         (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index, futures contract or currency. Purchased options that expire unexercised have no value, and the Fund will realize a loss in the amount paid plus any transaction costs.

         (7) Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (9) The Fund's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         (10) The Fund may purchase and write both exchange-traded options and OTC options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and foreign currencies) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, futures contract or currency, the Fund may not sell the underlying security, futures contract or currency or invest any cash, U.S. Government securities or liquid high quality debt securities used as cover during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         (11) Securities index options are settled exclusively in cash. If the Fund purchases a put or call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the option itself. Thus, if the Fund exercises a securities index option before the closing index value for that day is available, the Fund runs the risk that the level of the underlying index may subsequently change.

Special Risks Related to Foreign Currency Futures Contracts and Options on Such Contracts and Options on Foreign Currencies

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in a loss.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures and Forward Currency Exchange Contracts and Options Thereon Traded on Foreign Exchanges

         Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Forward Contracts

         The  Fund  may  use  forward  currency  exchange  contracts   ("forward
contracts") to hedge against uncertainty in the level of future exchange rates.

         The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund anticipates purchasing or selling a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund also may use forward contracts to "lock in" the U.S. dollar value of its portfolio positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. These investment practices generally are referred to as "cross-currency hedging" when two foreign currencies are involved.

         At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the

Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with the Fund's custodian, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contract. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time, they limit any potential gain that might result should the value of the currencies increase.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Currency Warrants

         Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

         Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

         The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may engage in transactions in options, futures, options on futures or forward contracts. See "Additional Tax Information."

Cover for Strategies Involving Options, Futures and Forward Contracts

         The Fund will not use leverage in its options, futures and forward contract strategies. The Fund will not enter into an options, futures or forward currency strategy that exposes it to an obligation to another party unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures or forward contracts or (2) cash, receivables and liquid high quality debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Other Investment Policies
The following investment policies apply only to Government Intermediate, Investment Grade and High Yield unless otherwise stated:

         ILLIQUID SECURITIES SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The Adviser, acting pursuant to guidelines established by the Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, it may adversely affect each Fund's liquidity.

         PRIVATE PLACEMENTS Each Fund may acquire restricted securities in private placement transactions, directly from the issuer or from security holders, frequently at higher yields than comparable publicly traded securities. Privately-placed securities can be sold by each Fund only (1) pursuant to SEC Rule 144A or other exemption; (2) in privately negotiated transactions to a limited number of purchasers; or (3) in public offerings made pursuant to an effective registration statement under the 1933 Act. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the 1933 Act and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.

Restrictions: Restricted securities will not be purchased by either Government Intermediate or Investment Grade if, as a result, more than 5% of that Fund's assets would consist of restricted securities.

         SECURITIES LENDING (Applies to all of the Funds) Each Fund may lend portfolio securities to brokers or dealers in corporate or U.S. government securities (U.S. government securities only, with respect to Government
Intermediate and Government Money Market), banks or other recognized institutional borrowers of securities, provided that the borrower maintains cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned with the Funds' custodian. During the time portfolio securities are on loan, the borrower will pay the lending Fund an amount equivalent to any interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities lent. To the extent that, in the meantime, the value of the securities purchased had decreased or the securities lent increased, the Fund could experience a loss. Each Fund will enter into securities loan transactions only with financial institutions which the Adviser believes to present minimal risk of default during the term of the loan. Each Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Each Fund presently does not intend to loan more than 5% of its portfolio securities at any given time.

         REPURCHASE AGREEMENTS (Applies to all of the Funds) Repurchase agreements are usually for periods of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. In a repurchase agreement, the securities are held for each Fund by State Street Bank and Trust Company ("State Street"), the Funds' custodian, as collateral until resold and are supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement.

Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Each Fund enters into repurchase agreements only with financial institutions which the Adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors. Each Fund currently intends to invest in repurchase agreements only when cash is temporarily available or for temporary defensive purposes.

         REVERSE REPURCHASE AGREEMENTS (Applies to all of the Funds) A reverse repurchase agreement is a portfolio management technique in which a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. Each Fund (other than Government Money Market) may also enter into dollar rolls, in which a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, that Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

         Each Fund may engage in reverse repurchase agreements and (with the exception of Government Money Market) dollar rolls as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. There is a risk that the contraparty to either a reverse repurchase agreement or a dollar roll will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

         When a Fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds are invested would affect the market value of that Fund's assets. If a Fund reinvests the proceeds of the agreement at a rate lower than the cost of the agreement, engaging in the agreement will lower that Fund's yield. While engaging in reverse repurchase agreements and dollar rolls, each Fund will maintain cash, U.S. Government securities (or other high-grade, liquid debt securities, with respect to Investment Grade and High Yield) in a segregated account at its custodian bank with a value at least equal to that Fund's obligation under the agreements.

Restrictions: The ability of a Fund to engage in reverse repurchase agreements and/or dollar rolls is subject to each Fund's fundamental investment limitation concerning borrowing, i.e., that borrowing may be for temporary purposes only and in an amount not to exceed 5% of a Fund's total assets.

         WARRANTS Although not a fundamental policy subject to shareholder vote, as long as each Fund's Shares continue to be registered in certain states, each Fund may not invest more than 5% of the value of its net assets, taken at the lower of cost or market value, in warrants or invest more than 2% of the value of such net assets in warrants not listed on the New York or American Stock Exchanges. With respect to High Yield, this restriction does not apply to warrants attached to, or sold as a unit with, other securities. For purposes of this restriction, the term

"warrants" does not include options on securities, stock or bond indices, foreign currencies or futures contracts.

         MORTGAGE-RELATED SECURITIES Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest, and in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are backed by various forms of credit, insurance and collateral. They may not extend to the full amount of the pool.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The majority of mortgage-related securities currently available are issued by governmental or government-related organizations formed to increase the availability of mortgage credit. The largest government-sponsored issuer of mortgage-related securities is GNMA. GNMA certificates ("GNMAs") are interests in pools of loans insured by the Federal Housing Administration or by the Farmer's Home Administration ("FHA"), or guaranteed by the Veterans Administration ("VA"). The Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") each issue pass-through securities which are guaranteed as to principal and interest by FNMA and FHLMC, respectively.

         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, GNMAs tend to have a longer average life than FHLMC participation certificates ("PCs") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the FHA and VA loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage pre-payments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgaged property and other social and demographic conditions.

         In determining the dollar-weighted average maturity of the Fund's portfolio, the Adviser will follow industry practice in assigning an average life to the mortgage-related securities of the Fund unless the interest rate on the mortgages underlying such securities is such that a different prepayment rate is likely. For example, where a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, the Adviser may deem it appropriate to change the projected average life for a Fund's mortgage-related security as a result of fluctuations in market interest rates and other factors.

         Quoted yields on mortgage-related securities are typically based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the average life yield. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from the reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         Like other debt securities, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. The value of mortgage-related securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.


         STEP DOWN PREFERRED SECURITIES Some of the securities purchased by Investment Grade and High Yield may also include step down perpetual preferred securities. These securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but steps down yearly. The stock is subject to call if the REIT suffers an unfavorable tax event, and tender by the issuer's equity holder in the 10th year; both events could be on terms unfavorable to the holder of the preferred. The value of this security will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the Securities Act of 1933.


         ASSET-BACKED SECURITIES Asset-backed securities are structurally similar to mortgage-backed securities, but are secured by interest in a different type of receivable. Asset-backed securities therefore present certain risks that are not presented by mortgage-related debt securities or other securities in which a Fund may invest. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         RATINGS OF DEBT OBLIGATIONS Moody's, S&P and other nationally recognized statistical rating organizations ("NRSROs") are private organizations that provide ratings of the credit quality of debt obligations. Each Fund may consider these ratings in determining whether to purchase, sell or hold a security.

         Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

The following investment policies apply only to High Yield:

         FOREIGN SECURITIES Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Foreign securities transactions could be subject to settlement procedures different from those followed in the United States, where delivery is made versus payment. The settlement procedures in some foreign markets expose investors to the creditworthiness of an intermediary, such as a bank or brokerage firm, for a period of time during settlement.

         SWAPS, CAPS, FLOORS AND COLLARS The Fund may enter into interest rate swaps, and may purchase and sell caps, floors, and collars for hedging purposes or in an effort to increase overall return. An interest rate swap is an exchange of interest payment streams of differing character between counterparties with respect to a "notional amount" of principal. Index swaps link one of the payments to the total return of a market portfolio. A cap enables an investor, in return for a fee, to receive payments if a predetermined interest rate, currency rate or index value exceeds a particular level. A floor entitles the investor to receive payments if the interest rate, currency rate or index value falls below a predetermined level. A collar is a combination of a cap and a floor and protects a return within a range of values.

Restrictions: The Fund does not intend to purchase swaps, caps, collars, or floors if, as a result, more than 5% of the Fund's net assets would thereby be placed at risk. Swaps, caps, collars and floors can be highly volatile instruments. The value of these agreements is dependent on the ability of the counterparty to perform and is therefore linked to the counterparty's creditworthiness. The Fund may also suffer a loss if it is unable to terminate an outstanding swap agreement.

         The Fund will enter into swaps, caps, collars and floors only with parties deemed by the Adviser to present a minimal risk of default during the period of agreement. When the Fund enters into a swap, cap, collar or floor, it will maintain a segregated account containing cash and high-quality liquid debt securities equal to the payment, if any, due to the other party; where contracts are on a net basis, only the net payment will be segregated. The Fund regards caps, collars and floors as illiquid, and therefore subject to the Fund's 15% limit on illiquid securities. There can be no assurance that the Fund will be able to terminate a swap at the appropriate time. The Fund will sell caps, collars and floors only to close out its positions in such instruments.

         As with options and futures transactions, successful use of swap agreements depends on the Adviser's ability to predict movements in the direction of overall interest rate markets. There might be imperfect correlations between the value of a swap, cap, collar or floor agreement and movements in the underlying interest rate markets. While swap agreements can offset the potential for loss on a position, they can also limit the opportunity for gain by offsetting favorable price movements.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps. The market for all of these instruments is largely unregulated. Swaps, caps, collars and floors are generally considered "derivatives."

         LOAN PARTICIPATIONS AND ASSIGNMENTS The Fund may purchase an interest in loans originated by banks and other financial institutions. Policies of the Fund limit the percentage of the Fund's assets that can be invested in the securities of any one issuer, or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Fund. In combination, the Fund's policies and the SEC staff's interpretations may limit the amount the Fund can invest in loan participations.

         Although some of the loans in which the Fund invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

         Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors.


                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may be applicable to them.

     GENERAL For federal tax purposes, each Fund is treated as a separate corporation. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus any net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) The Fund must derive at least 90% of its gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities (or foreign currencies with respect to High Yield), or other income (including gains from options or futures contracts (or forward contracts with respect to High Yield)) derived with respect to its business of investing in securities (or those currencies with respect to High Yield)("Income Requirement"); (2) a Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or any of the following, held for less than three months -- options or futures contracts (with respect to Government Intermediate and Investment Grade); with respect to High Yield: options, futures or forward contracts (other than those on foreign currencies), foreign currencies (or options, futures or forward contracts thereon) that are not directly related to High Yield's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by that Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those dividends and other distributions will be taxed to the shareholders for the year in which that December 31 falls.

The   following   additional   tax   information   applies  only  to  Government
Intermediate, Investment Grade and High Yield:

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         HEDGING INSTRUMENTS The use of hedging instruments, such as writing (selling) and purchasing options, futures contracts and, in the case of High Yield, entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund will realize in connection therewith.

         Regulated futures contracts and options that are subject to Section 1256 of the Code (collectively, "Section 1256 contracts") and are held by a Fund at the end of its taxable year will be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss recognized under this mark-to-market rule will be added to any realized gains and losses on Section 1256 contracts actually sold by that Fund during the year, and the resulting gain or loss will be treated (without regard to the holding period) as 60% long-term capital gain or loss and 40% short-term capital gain or loss. These rules may operate to increase the amount of dividends, which will be taxable to shareholders, that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax, without providing the cash with which to make the distributions. A Fund may elect to exclude certain transactions from Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income when distributed to that Fund's shareholders).

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. Because application of the straddle rules may affect the character of gains or losses, defer the recognition of losses and/or accelerate the recognition of gains from the affected straddle positions, and may require the capitalization of interest expense associated therewith, the amount that must be distributed to shareholders (and the character of the distribution as ordinary income or long-term capital gain) may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The  following  will  qualify as  permissible  income  under the Income
Requirement: (1) gains from the disposition of foreign currencies (except certain gains that may be excluded by certain regulations) by High Yield and (2) gains from options and futures contracts (in the case of Government Intermediate and Investment Grade) and from options, futures and forward contracts (in the case of High Yield) derived by such a Fund with respect to its business of investing in securities (or, in the case of High Yield, foreign currencies). However, income from the disposition of options and futures contracts (other than those on foreign currencies with respect to High Yield) will be subject to the Short-Short Limitation if they are held for less than three months. With respect to High Yield: income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto), also will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether that Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of this limitation. Each Fund intends to qualify for this treatment when it engages in hedging transactions but at the present time it is not clear whether this treatment will be available for, or that each Fund will elect to have this treatment apply to, all hedging transactions undertaken by that Fund. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options and futures contracts (and forward contracts with respect to High Yield) beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

         ZERO COUPON AND PAY-IN-KIND BONDS Each Fund may acquire zero coupon bonds or other debt securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, High Yield must include in its gross income securities it receives as "interest" on pay-in-
kind  securities.   Because  each  Fund  annually  must  distribute
substantially all of its investment company taxable income, including any earned original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Fund's ability to sell other securities (or certain options, futures, forward contracts or foreign currencies), held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

The following additional tax information applies only to High Yield:

         Interest and dividends received by High Yield may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries to not impose taxes on capital gains in respect of investments by foreign investors.

         PASSIVE FOREIGN INVESTMENT COMPANIES The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distri bution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         Pursuant  to proposed  regulations,  open-end  RICs,  such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

         FOREIGN CURRENCIES Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of a debt security denominated in a foreign currency or of a forward contract on a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section

988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

         MISCELLANEOUS If the Fund invests in shares of common stock or preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from its investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Government Intermediate, Investment Grade and High Yield each offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason and certain of its affiliates. Navigator Shares are currently offered for sale only to Institutional Clients, to clients of Trust Company for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, to clients of Bartlett who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as ERISA fiduciary, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors. Government Money Market offers only one class of shares which corresponds to the Primary Class of other Legg Mason funds.


Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions


         If you invest in Primary Shares, the Prospectus for those shares explains that you may buy additional Primary Shares through the Future First Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds to be used to buy Primary Shares at the per share net asset value determined on the day the funds are sent to your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.


         Investors in Primary Shares may also buy additional Primary Shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of a Fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476

         If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan

         If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient Primary Shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the Primary Shares' net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

The following information applies to Government Money Market:

Conversion to Federal Funds

         A cash deposit made after the daily cashiering deadline of the Legg Mason office in which the deposit is made will be credited to your Legg Mason brokerage account ("Brokerage Account") on the next business day following the day of deposit, and the resulting free credit balance will be invested on the second business day following the day of receipt.

Legg Mason Premier Asset Management Account/VISA Account

         Shareholders of the Fund who have cash or negotiable securities (including Government Money Market shares) valued at $20,000 or more in accounts with Legg Mason may subscribe to Legg Mason's Premier Asset Management Account ("Premier"). This program provides a direct link between a shareholder's Government Money Market account and his or her Brokerage Account. Premier provides shareholders with a convenient method to invest in the Fund through their Brokerage Account, which includes automatic daily investment of free credit balances of $100 or more and automatic weekly investment of free credit balances of less than $100 into your designated money market fund.


         Premier is a comprehensive financial service which combines a shareholder's Fund account, a preferred customer VISA Gold debit card, a Legg Mason Brokerage Account and unlimited checkwriting with no minimum check amount. Premier is offered as an exclusive preferred customer service for shareholders of certain Legg Mason funds.


         The VISA Gold debit card may be used to purchase merchandise or services from merchants honoring VISA or to obtain cash advances (which a bank may limit to $5,000 or less, per account per day) from any bank honoring VISA.


         Checks, VISA charges and cash advances are posted to the shareholder's margin account and create automatic same day redemptions if shares are available in the Fund. If Fund shares have been exhausted, the debits will remain in the margin account, reducing the cash available. The shareholder will receive one consolidated monthly statement which details all Fund transactions, securities activity, check writing activity and VISA Gold purchases and cash advances.


         BancOne Columbus ("BancOne"), 757 Carolyn Avenue, Columbus, Ohio 43271, is the Fund's agent for processing payment of VISA Gold debit card charges and clearance of checks written on the Premier Account. Shareholders are subject to BancOne's rules and regulations governing VISA accounts, including the right of BancOne not to honor VISA drafts in amounts exceeding the authorization limit of the shareholder's account at the time the VISA draft is presented for payment.
The authorization limit is determined daily by taking the shareholder's Fund account balance and subtracting (1) all shares purchased by other than federal funds wired within 15 days; (2) all shares for which certificates have been issued; and (3) any previously authorized VISA transaction.

Preferred Customer Card Services

         Unlike some other investment programs which offer the VISA card privilege, Premier also includes travel/accident insurance at no added cost when shareholders purchase travel tickets with their Premier VISA Gold debit card. Coverage is provided through VISA and extends up to $250,000.

         If a VISA Gold debit card is lost or stolen, the shareholder should report the loss immediately by contacting Legg Mason directly between the hours of 8:30 a.m. and 5:00 p.m., or BancOne collect after hours at 1-614-248-4242. Those shareholders who subscribe to the Premier VISA account privilege may be liable for the unauthorized use of their VISA Gold debit card in amounts up to $50.

         Legg Mason is responsible for all Premier VISA Gold debit card inquiries as well as billing and account resolutions. Simply call Legg Mason Premier Client Services directly between 8:30 a.m. and 5:00 p.m., Eastern time, at 1-800-253-0454 or 1-410-528-2066 with your account inquiries.

Automatic Purchases of Fund Shares

         For shareholders participating in the Premier program who sell shares held in their Brokerage Account, any free credit balances of $100 or more resulting from any such sale will automatically be invested in shares of the Fund on the same business day the proceeds of sale are credited to the Brokerage Account. Free credit balances of less than $100 will be invested in Fund shares weekly.

         Free credit balances arising from sales of Brokerage Account shares for cash (i.e., same day settlement), redemption of debt securities, dividend and interest payments and cash deposits of $100 or more will be invested automatically in Fund shares on the next business day following the day the transaction is credited to the Brokerage Account.

         Fund shares will receive the next dividend declared following purchase (normally 12:00 noon, Eastern time, on the following business day). A purchase order will not become effective until cash in the form of federal funds is received by the Fund.


How to Open a Premier Account


         To subscribe to Premier services, clients must contact Legg Mason to execute both a Premier Agreement with Legg Mason and a VISA Account Application with BancOne. Legg Mason charges a fee for the Premier service, which is currently $85 per year for individuals and $100 per year for businesses and corporations. Legg Mason reserves the right to alter or waive the conditions upon which a Premier Account may be opened. Both Legg Mason and BancOne reserve the right to terminate or modify any shareholder's Premier services at their discretion.

         You may request Premier Account Status by filling out the Premier Asset Management Account Agreement and Check Application which can be obtained from your financial advisor. You will receive your VISA Gold debit card (if applicable) from BancOne. The Premier VISA Gold debit card may be used at over 8 million locations, including 23,000 ATMs, in 24 countries around the world. Premier checks will be sent to you directly. There is no limit to the number of checks you may write against your Premier account.


         Shareholders should be aware that the various features of the Premier program are intended to provide easy access to assets in their accounts and that the Premier Account is not a bank account. Additional information about the Premier program is available by calling your Legg Mason or affiliated financial advisor or Legg Mason's Premier Client Services.


Other Information Regarding Redemption

         Government Money Market reserves the right to modify or terminate the check, wire, telephone or VISA Gold card redemption services described in the Prospectus and this Statement of Additional Information at any time.

         You may request Government Money Market's checkwriting service by sending a written request to Legg Mason. State Street will supply you with checks which can be drawn on an account of Government Money Market maintained with State Street. When honoring a check presented for payment, the Fund will cause State Street to redeem exactly enough full and fractional shares from your account to cover the amount of the check. Canceled checks will be returned to you.

         Check redemption is subject to State Street's rules and regulations governing checking accounts. Checks should not be used to close a Government Money Market account because when the check is written you will not know the exact value of the account, including accrued dividends, on the day the check clears. Persons obtaining certificates for their shares may not use the checkwriting service.

For all of the Funds:

         The date of payment for a redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a Fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that Fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem "in kind" under normal circumstances, but would do so where the Adviser determines that it would be in the best interests of the shareholders as a whole.


                             PERFORMANCE INFORMATION

For Government Intermediate, Investment Grade and High Yield:

         Total Return Calculations Average annual total return quotes used in a Fund's advertising and other promotional materials ("performance advertisements") are calculated separately for each Class according to the following formula:

                   n
             P(1+T)  = ERV
where  P                       =       a hypothetical initial payment of $1,000
             T                 =       average annual total return
             n                 =       number of years
             ERV               =       ending redeemable value of a
                                       hypothetical $1,000 payment made at the
                                       beginning of that period.

         Under the foregoing formula, the time periods used in performance advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the performance advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the redeeming value, all dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

         YIELD Yields used in a Fund's performance advertisements for each Class of Shares are calculated by dividing a Fund's net investment income for a 30-day period ("Period") attributable to that Class, by the average number of shares in that Class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

                      6
Yield   =   2 [(a-b+1)  - 1]
                -----
                  cd
 where: a = interest earned during the Period b = expenses accrued for the Period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
        d = the maximum offering price per share on the last day of the Period.

         Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For the purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next on which the obligation reasonably can be expected to be called or, if none, the maturity date.


         With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) a Fund accounts for gain or loss attributable to actual paydowns as an increase or decrease to interest income during the period and (2) a Fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation. The yield for Primary Shares of Government Intermediate, Investment Grade and High Yield for the 30-day period ended December 31, 1996 was [ ]%,
[    ]% and [    ]%,  respectively.  The 30-day yield for  Navigator Shares  of
Government  Intermediate  and  Investment  Grade  for  the  same  period  was
[    ]% and [    ]%,  respectively.  As  of  the  date  of  this  Statement  of
Additional Information, Navigator Shares of High Yield have no performance record. Yields of Government Intermediate and Investment Grade would have been lower if the Manager had not waived a portion of those Funds' expenses.


For Government Money Market:

         YIELD The current annualized yield for the Fund is based upon a seven-day period and is computed by determining the net change in the value of a hypothetical account in the Fund. The net change in the value of the account includes the value of dividends and of additional shares purchased with dividends, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the Fund may use a compound effective annualized yield quotation which is calculated as prescribed by SEC regulations, by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting one.

         The Fund's yield may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current yield does not provide a basis for determining future yields. The fact that the Fund's current yield will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Portfolio's yield with yields on fixed-income investments, such as insured savings certificates. In comparing the yield of the Fund to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the yield and whether there are any special charges that may reduce the yield.

Other Information

         In performance advertisements each Fund may compare the total return of a class of shares with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), or Morningstar Mutual Funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indexes, including (but not limited to) the Salomon Brothers Bond Index, Shearson Lehman Bond Index, Shearson Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average ("Dow Jones"), and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger or Morningstar. Performance advertisements also may refer to discussions of a Class of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE and THE NEW YORK TIMES.

         Each Fund invests primarily in the fixed-income securities described in its Prospectus, and does not invest in the equity securities that make up the S&P 500 or the Dow Jones indices. Comparison with such indices is intended to show how an investment in a class of shares behaved as compared to indices that are often taken as a measure of performance of the equity market as a whole. The indices, like the total return of a class of shares, assume reinvestment of all dividends and other distributions. They do not take account of the costs or the tax consequences of investing.

         Each Fund may include discussions or illustrations of the effects of compounding in performance advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are reinvested in additional shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         Each Fund may also compare the performance of a Class of shares with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index. In comparing the performance of a Class to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary. Fund shares are not insured or guaranteed by the U.S. Government and returns and net asset value will fluctuate. The securities held by a Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer-term securities.

         Fund advertisements may reference the history of the distributor and its affiliates, and the education and experience of the portfolio manager. Advertisements may also describe techniques the Adviser employs in selecting among the sectors of the fixed-income market and may focus on the technique of "value investing." With value investing, the Adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security.

         In advertising, each Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Fund may use other recognized sources as they become available.

         Each Fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         Each Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         Each Fund may also include in advertising biographical information on key investment and managerial personnel.

         Each Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

         Each Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisors for private accounts and mutual funds with assets of more than $31 billion as of December 31, 1995.

         In advertising, each Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

         The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in each Fund at commencement of operations of each class of Fund shares. The tables assume that all dividends and other distributions are reinvested in each respective Fund. They include the effect of all charges and fees applicable to the respective class of shares the Fund has paid. (There are no fees for investing or reinvesting in the Funds, and there are no redemption fees.) They do not include the effect of any income taxes that an investor would have to pay on distributions.

Government Intermediate:



                                               Primary Shares
                        Value of Original Shares
                          Plus Shares Obtained                Value of Shares Acquired
Fiscal                  Through Reinvestment of               Through Reinvestment of                Total
Year                   Capital Gain Distributions                 Income Dividends                   Value
---------------- --------------------------------------  ----------------------------------  ----------------------
1987*                            $9,920                                 $302                        $10,222
1988                              9,990                                1,080                         10,880
1989                             10,210                                2,062                         12,272
1990                             10,301                                3,081                         13,382
1991                             11,087                                4,217                         15,304
1992                             11,180                                5,081                         16,261
1993                             11,607                                5,735                         17,342
1994                             10,829                                6,179                         17,008
1995                             11,652                                7,716                         19,368
1996


*August 7, 1987 (commencement of operations) to December 31, 1987.






                                Navigator Shares


                        Value of Original Shares
                          Plus Shares Obtained                Value of Shares Acquired
     Fiscal             Through Reinvestment of               Through Reinvestment of                Total
      Year             Capital Gain Distributions                 Income Dividends                   Value
---------------- --------------------------------------  ----------------------------------  ----------------------
1994*                            $9,720                                 $49                          $9,769
1995                             10,470                                 710                          11,180
1996


*December 1, 1994 (commencement of operations) to December 31, 1994.



         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1996 would have been $[ ], and the investor would have received a total of $[ ] in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1996 would have been $ [ ], and the investor would have received a total of $[ ] in distributions. Returns would have been lower if the Manager had not waived/reimbursed certain Fund expenses during the fiscal years 1987 through 1996.


Investment Grade:



                                                   Primary Shares

                            Value of Original Shares
                              Plus Shares Obtained               Value of Shares Acquired
                             Through Reinvestment of              Through Reinvestment of             Total
     Fiscal Year           Capital Gain Distributions                Income Dividends                 Value
---------------------- -----------------------------------  ----------------------------------- ------------------
         1987*                       $9,940                                 $320                     $10,260
         1988                         9,908                                1,137                      11,045
         1989                        10,319                                2,158                      12,477
         1990                        10,046                                3,154                      13,200
         1991                        10,835                                4,476                      15,311
         1992                        10,893                                5,456                      16,349
         1993                        11,940                                6,244                      18,184
         1994                        10,717                                6,590                      17,307
         1995                        12,069                                8,724                      20,793

         1996



*August 7, 1987 (commencement of operations) to December 31, 1987.




                                              Navigator Shares

                        Value of Original Shares
                          Plus Shares Obtained                Value of Shares Acquired
     Fiscal             Through Reinvestment of               Through Reinvestment of                Total
      Year             Capital Gain Distributions                 Income Dividends                   Value
---------------- --------------------------------------  ----------------------------------  ----------------------
1995*                           $10,440                                 $27                         $10,467
1996



*December 1, 1995 (commencement of operations) to December 31, 1995.


         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1996 would have been $[ ], and the investor would have received a total of $[ ] in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1996 would have been $[ ], and the investor would have received a total of $[ ] in distributions. Returns would have been lower if the Manager had not waived/reimbursed certain Fund expenses during the fiscal years 1987 through 1996.


High Yield:




                        Value of Original Shares
                          Plus Shares Obtained                Value of Shares Acquired
     Fiscal             Through Reinvestment of               Through Reinvestment of                Total
      Year             Capital Gain Distributions                 Income Dividends                   Value
---------------- --------------------------------------  ----------------------------------  ----------------------
1994*                           $13,560                               $1,006                        $14,566
1995                             14,620                                2,570                         17,190
1996



*February 1, 1994 (commencement of operations) to December 31, 1994.


         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1996 would have been $[ ], and the investor would have received a total of $[ ] in distributions.


         The table above for High Yield is based only on Primary Shares. As of the date of this Statement of Additional Information, Navigator Shares of High Yield have no performance history of their own.

                            VALUATION OF FUND SHARES

For Government Intermediate, Investment Grade and High Yield:

         Net asset value of a Fund share is determined daily for each Class as of the close of the Exchange, on every day that the Exchange is open, by subtracting liabilities attributable to that Class, from total assets attributable to that Class, and dividing the result by the number of shares of that Class, outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas. When market quotations for institutional size positions are readily available portfolio securities are valued based upon market quotations. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The methods used by the pricing service and the quality of the valuations so established are reviewed by the Adviser under the general supervision of the Corporation's Board of Directors. The amortized cost method of valuation is used with respect to obligations with 60 days or less remaining to maturity unless the Adviser determines that this does not represent fair value. All other assets are valued at fair value as determined in good faith, by or under the direction of the Corporation's Board of Directors. Premiums received on the sale of put and call options are included in net asset value of each class, and the current market value of options sold by the Fund will be subtracted from net assets of each class.

For Government Money Market:

         Government Money Market attempts to stabilize the value of a share at $1.00. Net asset value will not be calculated on days when the Exchange is closed.

         USE OF THE AMORTIZED COST METHOD The directors have determined that the interests of shareholders are best served by using the amortized cost method for determining the value of portfolio instruments. Under this method, portfolio instruments are valued at the acquisition cost, as adjusted for amortization of premium or accumulation of discount, rather than at current market value. The Board of Directors continually assesses the appropriateness of this method of valuation.

     The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the directors must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective.

         MONITORING PROCEDURES The Fund's procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. If there is a difference of more than 0.5% between the two, the directors will take any steps they consider appropriate (such as shortening the dollar-weighted average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

         INVESTMENT RESTRICTIONS Rule 2a-7 requires the Fund to limit its investments to instruments that, (i)in the opinion of the Adviser, present minimal credit risk and (ii) (a) are rated in one of the two highest rating categories by at least two NRSROs (or one, if only one rating service has rated the security) or, (b) if unrated, are determined to be of comparable quality by the Adviser, all pursuant to procedures determined by the Board of Directors ("Eligible Securities"). The Fund may invest no more than 5% of its total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO, if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the Adviser to be of comparable quality ("Second Tier Securities"). In addition, the Fund will not invest more than 1% of its total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer. The Rule requires the Fund to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value of $1.00 per share and in any event not more than 90 days. In addition, under the Rule, no instrument with a remaining maturity (as defined in the Rule) of more than 397 can be purchased by the Fund; except that the Fund may hold securities with remaining maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration.

         Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

         It is the Fund's usual practice to hold portfolio securities to maturity and realize par, unless the Adviser determines that sale or other disposition is appropriate in light of the Fund's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

         In periods of declining interest rates, the indicated daily yield on shares of the Fund, computed by dividing the annualized daily income on the Fund's investment portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

         In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

                          TAX-DEFERRED RETIREMENT PLANS

         Investors may invest in shares of a Fund through IRAs, Keogh Plans, SEPs and other qualified retirement plans. In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries thereof until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these plans through regular payroll deductions may be arranged with a Legg Mason or affiliated investment executive and your employer. Additional information with respect to these plans is available upon request from any Legg Mason or affiliated investment executive.

Individual Retirement Account -- IRA

         Certain Primary Share investors may obtain tax advantages by establishing an IRA. Specifically, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $2,250 to the two IRAs, provided that the contribution to either does not exceed $2,000. If you and your spouse are both employed and neither of you is an active participant in a qualified employer or government retirement plan and you establish separate IRAs, you each may contribute all of your earned income, up to $2,000 each, and thus may together receive tax deductions of up to $4,000 for contributions to your IRAs. If your employer's plan qualifies as a SEP, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through nondeductible IRA contributions, up to certain limits, because all dividends and capital gain distributions on your Primary Shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

Self-Employed Individual Retirement Plan -- Keogh Plan

         Legg Mason makes available to self-employed individuals a Plan and Trustee Agreement for a Keogh Plan through which Primary Shares may be purchased. You have the right to use a bank of your own choice to provide these services at your own cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

Simplified Employee Pension Plan -- SEP

         Legg Mason makes available to corporate and other employers a SEP for investment in Primary Shares.

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Primary Share investors should consult their plan administrator or tax adviser for further information.

                    THE CORPORATION'S DIRECTORS AND OFFICERS

         The Corporation's officers are responsible for the operation of the Corporation under the direction of the Board of Directors. The officers and directors of the Corporation and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those officers and/or directors who are interested persons of the Corporation as defined by the Investment Company Act of 1940, as amended ("1940 Act"). The business address of each officer and director is 111 South Calvert Street, Baltimore, Maryland 21202, unless otherwise indicated.

         JOHN F. CURLEY, JR.*, [57] Chairman of the Board and Director; Vice Chairman and Director of Legg Mason Wood Walker, Inc. and Legg Mason, Inc.; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company; Officer and/or Director of various other affiliates of Legg Mason, Inc.;
Chairman of the Board and Director of three Legg Mason funds; President and Director of three Legg Mason funds; Chairman of the Board, President and Trustee of one Legg Mason fund and Chairman of the Board and Trustee of one Legg Mason fund.

         EDMUND J.  CASHMAN,  JR.*,  [60] Vice  Chairman  and  Director;  Senior
Executive Vice President and Director of Legg Mason, Inc.; Officer and/or Director of various other affiliates of Legg Mason, Inc.; President and Director of one Legg Mason fund; President and Trustee of one Legg Mason fund; Director of Worldwide Value Fund, Inc.

         EDWARD A. TABER, III*, [53] President; Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; Director of three Legg Mason funds; President and Director of two Legg Mason funds; Trustee of one Legg Mason fund; Vice President of Worldwide Value Fund, Inc. Formerly: Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973-1992).

         RICHARD G. GILMORE, [69] Director; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company engaged in manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director of six Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company (bank holding company) and Director of Finance, City of Philadelphia.

         CHARLES F. HAUGH, [71] Director; 14201 Laurel Park Drive, Laurel, Maryland. Real Estate Developer and Investor; President and Director of Resource Enterprises, Inc. (real estate brokerage); Chairman of Resource Realty LLC (management of retail and office space); Partner in Greater Laurel Health Park Ltd. Partnership (real estate investment and development); Director of six Legg Mason funds; Trustee of two Legg Mason funds.

         ARNOLD L. LEHMAN, [53] Director; The Baltimore Museum of Art, Art Museum Drive, Baltimore, Maryland. Director of the Baltimore Museum of Art; Director of six Legg Mason funds; Trustee of two Legg Mason funds.

         JILL E. McGOVERN, [52] Director; 1500 Wilson Boulevard, Arlington, Virginia. Chief Executive Officer of the Marrow Foundation; Director of six Legg Mason funds; Trustee of two

Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); Senior Assistant to the President of The Johns Hopkins University (1986 - 1991).

         T. A. RODGERS, [62] Director; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director of six Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components) (1991-1992).

         The executive officers of the Corporation, other than those who also serve as directors, are:

         MARIE K. KARPINSKI*, [47] Vice President and Treasurer; Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Treasurer of eight Legg Mason funds; and Secretary/Treasurer of Worldwide Value Fund, Inc.; Vice President of Legg Mason.

         STEFANIE L. WONG*, [28] Secretary; Secretary of one other Legg Mason fund; employee of Legg Mason.

         BLANCHE P. ROCHE*, [47] Assistant Secretary and Assistant Vice President; Assistant Secretary and Assistant Vice President of seven Legg Mason funds; employee of Legg Mason since 1991. Formerly: Manager of Consumer financial services, Primerica Corporation (1989-1991).

         Officers and directors of the Corporation who are "interested persons" of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. Independent directors of the Corporation receive a fee of $400 annually for serving as a director, and a fee of $400 for each meeting of the Board of Directors attended by him or her.

         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Haugh, Gilmore, Lehman and Dr. McGovern, each of whom is a disinterested director as that term is defined in the 1940 Act.


         At March 31, 1997, the directors and officers of the Corporation beneficially owned, in the aggregate, less than 1% of each Fund's outstanding Shares.

         At March 31, 1997, the Legg Mason Profit Sharing Plan and Trust, 7 East Redwood Street, Baltimore, MD 21202 owned of record and beneficially [ ]% of the outstanding shares of the Navigator Class of U.S. Government Intermediate-Term Portfolio. As of the same date, Fairfield Group, Inc. owned of record and beneficially [ ]% of the outstanding shares of the Navigator Class of Investment Grade Portfolio.

         The following table provides certain information relating to the compensation of the Corporation's directors for the fiscal year ended December 31, 1996.

COMPENSATION TABLE




                                         Aggregate                   Total Compensation From
                                         Compensation From           Corporation and Fund Complex
Name of Person and Position              Corporation*                Paid to Directors**
John F. Curley, Jr. -
Chairman of the Board and Director
                                         None                        None
Edward A. Taber, III -
President and Director                   None                        None

Edmund J. Cashman, Jr.
Vice Chairman and Director               None                        None

Richard G. Gilmore -
Director

Charles F. Haugh -
Director

Arnold L. Lehman -
Director

Jill E. McGovern -
Director

T. A. Rodgers -
Director




 * Represents fees paid to each director during the fiscal year ended December 31, 1996.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1996.




                              MANAGEMENT AGREEMENT

         Legg Mason Fund Adviser, Inc. ("Manager"), 111 South Calvert Street, Baltimore, MD 21202, is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason Wood Walker, Incorporated. The Manager serves as the manager for each Fund under separate management agreements dated June 19, 1987 for Government Intermediate and Investment Grade, November 1, 1988 for Government Money Market and January 24, 1994 for High Yield (each a "Management Agreement"). Each Management Agreement provides that, subject to overall direction by the Board of Directors, the Manager will manage the investment and other affairs of each Fund. Under the Management Agreement, the Manager is responsible for managing each Fund's portfolio of securities and for making purchases and sales of securities consistent with the investment objectives and policies described in each Fund's Prospectus and this Statement of Additional Information. The Manager is obligated to furnish each Fund with office space and certain administrative services as well as executive and other personnel necessary for the operation of the Funds. The Manager and its affiliates also are responsible for the compensation of directors and officers of the Corporation who are employees of the Manager and/or its affiliates. The Manager has delegated the portfolio management functions for each Fund to the Adviser, Western Asset Management Company.

         As explained in the Funds' Prospectuses, the Manager receives for its services a management fee, calculated daily and payable monthly, at annual rates of each Fund's average daily net assets according to the following:

                                                       Management Fee:
Government Intermediate                                     0.55%
Investment Grade                                            0.60%
High Yield                                                  0.65%
Government Money Market                                     0.50%

         The management fee paid by each Fund may be reduced under regulations in various states where shares of each Fund are qualified for sale that impose limitations on the annual expense ratio of each Fund. The most restrictive annual expense limitation currently requires that the Manager reimburse each Fund for certain expenses, including the management fees received by it (but excluding interest, taxes, brokerage fees and commissions, distribution fees and certain extraordinary charges), in any fiscal year in which a Fund's expenses exceed 2.5% of the first $30 million, 2.0% of the next $70 million, and 0.5% of the balance over $100 million in net assets. No reimbursements have been made nor have any been required to be made pursuant to this undertaking. In addition, the Manager has agreed to waive its fees and reimburse Government Intermediate and Investment Grade if and to the extent the expenses of each (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of each Fund's average daily net assets for such month, or certain asset levels are achieved, whichever occurs first, in accordance with the following schedule:

Government Intermediate:

                                 Primary Shares


      Rate                  Expiration Date                 Asset Level
      ----                  ---------------                 -----------
      1.00%                 December 31, 1997              $400 million
      0.95%                 April 30, 1996                 $400 million
      0.95%                 April 30, 1995                 $400 million
      0.90%                 October 31, 1994               $400 million
      0.90%                 August 31, 1993                $400 million
      0.85%                 October 31, 1992               $300 million


                                Navigator Shares


      Rate                  Expiration Date                 Asset Level
      ----                  ---------------                 -----------
      0.50%                 December 31, 1997              $400 million
      0.45%                 April 30, 1996                 $400 million
      0.40%                 April 30, 1995                 $400 million



         For the years ended December 31, 1996, 1995 and 1994, the Manager received management fees of $[ ], $1,287,089 and $1,496,733, respectively (prior to fees waived of $[ ], $713,346 and $788,260, respectively), for Government Intermediate.


Investment Grade:
                                 Primary Shares



      Rate                  Expiration Date                 Asset Level
      ----                  ---------------                 -----------
      1.00%                 December 31, 1997              $100 million

      0.90%                 April 30, 1996                 $100 million
      0.85%                 April 30, 1995                 $100 million
      0.85%                 October 31, 1994               $100 million
      0.85%                 August 31, 1993                $75 million
      0.85%                 October 31, 1992               $75 million

                                Navigator Shares

      Rate                  Expiration Date                 Asset Level
      ----                  ---------------                 -----------
      0.50%                 December 31, 1997              $100 million



         For the years ended December 31, 1996, 1995 and 1994, the Manager received management fees of $[ ], $453,028 and $406,981, respectively (prior to fees waived of $[ ], $374,130 and $370,500, respectively), for Investment Grade.

         For the years ended December 31, 1996 and 1995 and for the period February 1, 1994 (commencement of operations) to December 31, 1994, High Yield
paid management fees of $[      ], $488,993 and $253,100, respectively, to the
Manager.

         During  the  fiscal  years  ended  December  31,  1996,  1995 and 1994,
Government Money Market paid management fees of $[           ], $1,353,415 and
$1,006,789, respectively, to the Manager.


         Under each Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the respective Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

         Each Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the outstanding voting securities of that Fund or by the Manager, on not less than 60 days' written notice to the other party, and may be terminated immediately upon the mutual written consent of the Manager and the respective Fund.

         Each Fund pays all of its expenses which are not expressly assumed by the Manager. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees to the Funds' distributor, compensation of the independent directors, legal, accounting and audit expenses, insurance expenses, expenses of registering and qualifying shares of each Fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund may also have an obligation to indemnify the directors and officers of the Corporation with respect to any such litigation.

         Under each Management Agreement, each Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by the Manager.

                          INVESTMENT ADVISORY AGREEMENT

         The Adviser, Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105, an affiliate of Legg Mason, serves as investment adviser to each Fund under separate Investment Advisory Agreements, dated June 19, 1987 for Government Intermediate and Investment Grade; November 1, 1988 for Government Money Market and January 24, 1994 for High Yield, between the Adviser and the Manager (each an "Advisory Agreement").

         Under the Advisory Agreement, the Adviser is responsible, subject to the general supervision of the Manager and the Corporation's Board of Directors, for the actual management of each Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For the Adviser's services to each Fund, the Manager (not the Funds) pays the Adviser a fee, computed daily and payable monthly, at an annual rate (of the fee received by the Manager) equal to the following:

Fund                                                Advisory Fee:
Government Intermediate                                 .20%*
Investment Grade                                         40%
Government Money Market                                  30%
High Yield                                               77%



* Effective October 1, 1994, the Adviser agreed to waive payments by the Manager with respect to Government Intermediate in excess of 0.20% annually of Government Intermediate's average daily net assets. This does not affect the fee paid by the Fund.

For the fiscal years ended December 31, the Manager paid the following fees to the Adviser on behalf of the Funds:



Fund:                                 1996              1995             1994
-----                                 ----              ----             ----
Government Intermediate           $                  $466,977           $342,829
Investment Grade                  $                   $32,296           $14,593
High Yield                        $                  $376,525           $194,887
Government Money Market           $                  $406,025           $302,037


         Under each Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager or by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Each Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of each Fund's outstanding voting securities, by the Manager or by the Adviser, on not less than 60 days' notice to the respective Fund and/or the other party(ies). The Advisory Agreement terminates immediately upon any termination of the Management Agreement or upon the mutual written consent of the Adviser, the Manager and each Fund.

         To mitigate the possibility that a Fund will be affected by personal trading of employees, the Corporation, the Manager and the Adviser have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the years ended December 31, each Fund's (other than Government Money Market) portfolio turnover rates were as follows:


Fund:                                      1996                    1995
-----                                      ----                    ----
Government Intermediate                       %                  289.9%
Investment Grade                              %                  221.1%
High Yield                                    %                   47.4%*


*Annualized

         Under each Advisory Agreement, the Adviser is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread", which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, the Adviser must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions for agency transactions or spreads to broker-dealers who provide research and analysis. A Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a Fund, the Adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may, for agency transactions, pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Funds. The Adviser's fee is not reduced by reason of its receiving such brokerage and research services. For the years ended December 31, the following Funds paid commissions to broker-dealers who acted as agents in executing options and futures trades.

Fund:                                   1996            1995            1994
-----                                   ----            ----            ----
Government Intermediate               $                $33,698         $381,650
Investment Grade                      $                $28,885         $112,930


         No Fund may buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. However, the Corporation's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which Legg Mason or any of its affiliated persons is a participant.

         Investment decisions for each Fund are made independently from those of other funds and accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUNDS' DISTRIBUTOR

         Legg Mason acts as distributor of each Fund's shares pursuant to an Underwriting Agreement with the Corporation. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of a Fund's shares, including compensation to its investment executives. Legg Mason also pays for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors, after the prospectuses and reports have been prepared, set in type and mailed to shareholders at each Fund's expense, and for supplementary sales literature and advertising costs.

         For the year ended December 31, 1996, Legg Mason incurred the following expenses with respect to Primary Shares of each Fund:






                                   Government            Investment
                                  Intermediate             Grade              High Yield
                              --------------------  -------------------- --------------------
Compensation to sales
personnel

Printing and mailing of
prospectuses to
prospective
shareholders

Advertising

Other
                              --------------------  -------------------- --------------------
Total expenses
                              ====================  ==================== ====================

         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute Shares.

         Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., with principal offices at 200 Gibraltar Road, Horsham, Pennsylvania, acts as a dealer for Navigator Shares pursuant to a Dealer Agreement with Legg Mason. Neither Legg Mason nor Fairfield receives any compensation from the Fund for its activities in selling Navigator Shares.


         The Corporation has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits it to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and for the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Shares. The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors on May 8, 1987 (for Government Intermediate and Investment Grade), October 27, 1988 (for Government Money Market) and October 22, 1993 (for High Yield), including a majority of the directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 directors"). Continuation of the Plan was most recently approved by the Board of Directors on November 15, 1996, including a majority of the 12b-1 directors. In approving the continuance of the Plan, in accordance with the requirements of Rule 12b-1, the directors considered various factors, including the amount of the distribution fee. The directors determined that there is a reasonable likelihood that the Plan will continue to benefit each Fund and its present and future Primary Class shareholders. The Plan was also approved by the vote of a majority of Government Intermediate's and Investment Grade's outstanding Primary Shares on April 22, 1988.


         The Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to each Fund by vote of a majority of the 12b-1 directors, or by vote of a majority of the outstanding voting Primary Class securities of a Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Primary Class shareholder approval. Otherwise, the Plan may be amended by the directors, including a majority of the 12b-1 directors, as previously described.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a Fund, pursuant to the Plan or any related agreement, shall provide to the Corporation's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a Fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of the Corporation's independent directors is committed to the discretion of such independent directors.


         As compensation for its services and expenses, Legg Mason receives from the Corporation annual distribution and service fees equivalent to 0.25% of each Fund's average daily net assets (other than Government Money Market which has a fee of 0.10% of its average daily net assets) attributable to Primary Shares in accordance with the Plan. The distribution and service fees are computed daily and paid monthly. For the fiscal years ended December 31, 1996, 1995 and 1994, each Fund paid distribution and service fees to Legg Mason, pursuant to the Underwriting Agreement from assets attributable to Primary Shares as follows:

Government Intermediate paid $[ ], $1,153,298 and $1,344,353, respectively, to Legg Mason; Investment Grade paid $[ ], $377,479 and $339,151, respectively to Legg Mason; and High Yield paid $[ ], $376,148 and $194,692 to Legg Mason for the years ended December 31, 1996 and 1995 and the period February 1, 1994 (commencement of operations) to December 31, 1994.

         Pursuant to the Plan, Government Money Market is authorized to pay Legg Mason distribution and service fees for its distribution and shareholder services not to exceed an annual rate of 0.20% of its average daily net assets. Legg Mason has agreed that it will not request payment of more than 0.10% annually from the Fund during the first two years following implementation of the Plan. Effective January 10, 1997, the Fund began compensating Legg Mason for distribution costs and services at this 0.10% annual rate.


        THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each Fund's assets. Boston Financial Data Services P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. BFDS has contracted with Legg Mason for the latter to assist it with certain of its duties as transfer agent, for which BFDS compensates Legg Mason. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. Each Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                         THE CORPORATION'S LEGAL COUNSEL

         Kirkpatrick   &  Lockhart  LLP,  1800   Massachusetts   Avenue,   N.W.,
Washington, D.C. 20036-1800, serves as counsel to the Corporation.

                    THE CORPORATION'S INDEPENDENT ACCOUNTANTS


         [                      ], 217 East Redwood Street, Baltimore, MD 21202,
have been selected by the Directors to serve as the Corporation's independent accountants.


                              FINANCIAL STATEMENTS


         To be filed by amendment.

                                                                      APPENDIX A

         The following are descriptions of hedging instruments which may be used by Government Intermediate, Investment Grade or High Yield:

         Options on Securities and Foreign Currencies--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         Option on a Securities Index--An option on a securities index is similar to an option on a security or foreign currency, except that settlement of an index option is effected with a cash payment based on the value of the index and does not involve the delivery of the securities included in the index. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price of the option and the closing price of the index.

         Interest Rate and Foreign Currency Futures Contracts--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. An index futures contract is similar to any other futures contract except that settlement of an index futures contract is effected with a cash payment based on the value of the index and does not involve the delivery of the securities included in the index.

         Options on Futures Contracts--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put. An option on a bond index futures contract is similar to any other option on a futures contract except that the purchaser has the right, in return for the premium, to assume a position in a bond index futures contract at a specified price at any time during the option term.

         Forward Currency Contracts--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                       Table of Contents


                                                               Page


Additional Information About Investment
     Limitations and Policies                                     3
Additional Tax Information                                       31
Additional Purchase and Redemption Information                   35
Performance Information                                          39
Valuation of Fund Shares                                         46
Tax-Deferred Retirement Plans                                    47
The Corporation's Directors and Officers                         49
Management Agreement                                             51
Investment Advisory Agreement                                    54
Portfolio Transactions and Brokerage                             55
The Fund's Distributor                                           56
The Fund's Custodian and Transfer
     and Dividend-Disbursing Agent                               58
The Corporation's Legal Counsel                                  58
The Corporation's Independent Accountants                        58
Financial Statements                                             58
Appendix A                                                       59





     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this Statement of Additional Information do not constitute offerings by the Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                         Legg Mason Income Trust, Inc.

Part C.       Other Information

Item 24.      Financial Statements and Exhibits


     (a)  To be filed by amendment.


     (b)  Exhibits

       (1)    (a)   Articles of Incorporation(1)
              (b)   Articles Supplementary(2)
              (c)   Articles Supplementary(9)
              (d)   Articles Supplementary(11)
              (e)   Articles Supplementary(12)
       (2)    (a)   Amended By-Laws(2)
              (b)   Amendment to By-Laws (effective May 10, 1991)(8)
       (3)    Voting Trust Agreement - none

       (4)    Specimen Security -- not applicable

       (5)    (a)   Management Agreement
                    (i)    U.S. Government Intermediate-Term Portfolio(5)
                    (ii)   Investment Grade Income Portfolio(5)
                    (iii)  U.S. Government Money Market Portfolio(4)
                    (iv)   High Yield Portfolio(12)
              (b)   Investment Advisory Agreement
                    (i)    U.S. Government Intermediate-Term Portfolio(6)
                    (ii)   Investment Grade Income Portfolio(6)
                    (iii)  U.S. Government Money Market Portfolio(4)
                    (iv)   High Yield Portfolio(12)
       (6)    Underwriting Agreement
              (a)   (i)    U.S. Government Intermediate-Term and Investment
                           Grade Income Portfolios(5)

                    (ii) U.S. Government Intermediate-Term Portfolio -- filed herewith
                    (iii)  Investment Grade Income Portfolio -- filed herewith

              (b)   (i)    U.S. Government Money Market Portfolio(4)

                    (ii) U.S. Government Money Market Portfolio -- (filed herewith)
              (c)   Dealer Contract with respect to Navigator Shares(13)

              (d)   (i)    High Yield Portfolio(12)

                    (ii)   High Yield Portfolio  -- (filed herewith)

       (7)    Bonus, profit sharing or pension plans - none
       (8)    Custodian Agreement(5)
       (9)    Transfer Agent Agreement(5)

      (10)   Opinion of Counsel
             (a) Investment Grade Income and U.S. Government Intermediate-Term Portfolios(3)
             (b)   U.S. Government Money Market Portfolio(4)
             (c)   High Yield Portfolio(11)

      (11)   Consent of Independent Accountants with regard to the:
             (a)   U.S. Government Intermediate-Term Portfolio (to be filed)
             (b)   Investment Grade Income Portfolio (to be filed)
             (c)   U. S. Government Money Market Portfolio (to be filed)
             (d)   High Yield Portfolio (to be filed)

      (12)   Financial statements omitted from Item 23 - none
      (13)   Agreements for providing initial capital(3)
      (14)   (a)   Prototype IRA Plan(7)
             (b)   Prototype Keogh Plan(7)
      (15)   Plan pursuant to Rule 12b-1
             (a)   (i)    Investment Grade Income and U.S. Government
                          Intermediate-Term Portfolios(5)

                   (ii)   Investment Grade Income and U.S. Government
                          Intermediate-Term Portfolios -- (filed herewith)
             (b)   (i)    U.S. Government Money Market Portfolio(4)
                   (ii)   U.S. Government Money Market Portfolio -- (filed
                          herewith)
             (c)   (i)    High Yield Portfolio(12)
                   (ii)   High Yield Portfolio -- (filed herewith)
      (16)   Schedule for Computation of Performance Quotations for:
             (a)   U.S. Government Intermediate-Term Portfolio(13)
             (b)   Investment Grade Income Portfolio(13)
             (c)   U.S. Government Money Market Portfolio(13)
             (d)   High Yield Portfolio(13)
      (17)   Financial Data Schedules (to be filed)

      (18)   Plan Pursuant to Rule 18f-3 -- none

(1) Incorporated herein by reference to corresponding Exhibit of Pre-Effective Amendment No. 1 to the Registration Statement, SEC File No. 33-12092, filed April 28, 1987.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 3 to the Registration Statement, SEC File No. 33-12092, filed September 2, 1988.

(3) Incorporated herein by reference to corresponding Exhibit of Pre-Effective Amendment No. 2 to the Registration Statement, SEC File No. 33-12092, filed June 15, 1987.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 4 to the Registration Statement, SEC File No. 33-12092, filed November 1, 1988.

(5) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 1 to the Registration Statement, SEC File No. 33-12092, filed March 3, 1988.

(6) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 2 to the Registration Statement, SEC File No. 33-12092, filed April 28, 1988.

(7) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 8 to the Registration Statement, SEC File No. 33-12092, filed April 28, 1991.

(8) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 10 to the Registration Statement, SEC File No. 33-12092, filed April 30, 1992.

(9) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 11 to the Registration Statement, SEC File No. 33-12092, filed April 16, 1993.

(10) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No.12 to the Registration Statement, SEC File No. 33-12092, filed April 30, 1993.

(11) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-12092, filed December 30, 1993.

(12) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 20 to the Registration Statement, SEC File No. 33-12092, filed September 20, 1994.


(13) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-12092, filed May 1, 1996.



Item 25.     Persons Controlled By or Under Common Control with Registrant

             None

Item 26.     Number of Holders of Securities



                                                        Number of Record Holders
Title of Class                                          (as of April 15, 1997)
--------------                                          ----------------------


Shares of Capital Stock,
($.001 par value)

U.S. Government Intermediate-Term Portfolio:
     Primary Shares
     Navigator Shares

Investment Grade Income Portfolio
     Primary Shares
     Navigator Shares

U.S. Government Money Market Portfolio

High Yield Portfolio


Item 27.     Indemnification

     Articles Tenth of the Corporation's Articles of Incorporation provides that:

     The Corporation shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise (collectively, "Covered Persons"), to the maximum extent permitted by applicable law, in such manner as may be provided in the By-Laws; provided, that no director, officer, investment adviser or principal underwriter of the Corporation shall be indemnified in violation of Section 17(h) and (i) of the 1940 Act.

     Section 10.01 of the Corporation's By-Laws provides that indemnification is not available in the event of a settlement, unless there has been a determination that the Covered Person seeking indemnification did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such determination is to be made by (a) the court or other body approving the settlement; (b) by at least a majority of those directors who are neither interested persons of the Corporation nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     Section 10.02 of the By-Laws provides that the Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability. The Corporation may not acquire insurance protecting any Covered Person against liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Under Section 10.03 of the By-Laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding for which indemnification is sought may be paid by the appropriate Series of the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person seeking indemnification that such amount will be paid over by him to the appropriate Series if it is ultimately determined, in the manner set forth above, that such individual is not entitled to indemnification. Section 10.03 also requires as a condition to the advance that (a) the Covered Person seeking such advance shall have provided appropriate security for such undertaking, (b) the Corporation be insured against losses arising out of any such advance payment, or (c) either a majority of the Directors who are neither interested persons of the Corporation nor parties to the matter, or independent counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such person will be found entitled to indemnification.

     Section 7 of the Underwriting Agreement filed as an exhibit to this Registration Statement provides that the Corporation agrees to indemnify, defend and hold Legg Mason, its several officers, directors and controlling persons free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Legg Mason, its officers, directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in such Agreement be construed so as to protect Legg Mason against any liability to the Portfolios of the Corporation or their shareholders to which Legg Mason would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

     Section 8 of the Underwriting Agreement provides that Legg Mason agrees to indemnify, defend and hold the Corporation, its several officers, directors and controlling persons free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Corporation, its officers, directors or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by Legg Mason to the Corporation for use in the Registration Statement or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or necessary to make such information not misleading.






Item 28.     Business and Connections of Manager and Investment Adviser


     I. Legg Mason Fund Adviser, Inc. ("Fund Adviser"), the Registrant's manager, is a registered investment adviser incorporated on January 20, 1982. Fund Adviser is engaged primarily in the investment advisory business. Fund Adviser also serves as manager or investment adviser for seventeen open-end investment companies and as investment consultant for one closed-end investment company. Information as to the officers and directors of Fund Adviser is included in its Form ADV filed on June 30, 1996 with the Securities and Exchange Commission (registration number 801-16958) and is incorporated herein by reference.

     II. Western Asset Management Company ("Western"), the Registrant's investment adviser, is a registered investment adviser incorporated on October 5, 1971. Western is primarily engaged in the investment advisory business. Western also serves as investment adviser for sixteen open-end investment companies and one closed-end investment company. Information as to the officers and directors of Western is included in its Form ADV filed on November 26, 1996 with the Securities and Exchange Commission (registration number 801-08162) and is incorporated herein by reference.


Item 29.     Principal Underwriters

     (a)     Legg Mason Cash Reserve Trust
             Legg Mason Special Investment Trust, Inc.

             Legg Mason Value Trust, Inc.
             Legg Mason Tax-Exempt Trust, Inc.
             Legg Mason Income Trust, Inc.
             Legg Mason Total Return Trust, Inc.
             Legg Mason Tax-Free Income Fund
             Legg Mason Global Trust, Inc.
             Legg Mason Investors Trust, Inc.
             Western Asset Trust, Inc.

     (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated
             ("LMWW").

                                 Position and                 Positions and
Name and Principal               Offices with                 Offices with
Business Address*                Underwriter - LMWW           Registrant


Raymond A. Mason                 Chairman of the              None
                                 Board

John F. Curley, Jr.              Vice Chairman                Chairman of the
                                 of the Board                 Board and Director

James W. Brinkley                President and                None
                                 Director

Edmund J. Cashman, Jr.           Senior Executive             Vice Chairman and
                                 Vice President and           Director
                                 Director

Richard J. Himelfarb             Senior Executive Vice        None
                                 President and
                                 Director

Edward A. Taber III              Senior Executive Vice        President
                                 President and
                                 Director

Robert A. Frank                  Executive Vice               None
                                 President and
                                 Director

Robert G. Sabelhaus              Executive Vice               None
                                 President and
                                 Director

Charles A. Bacigalupo            Senior Vice                  None
                                 President,
                                 Secretary and
                                 Director

Thomas M. Daly, Jr.              Senior Vice                  None

                                 President and
                                 Director

Jerome M. Dattel                 Senior Vice                  None
                                 President and
                                 Director

Robert G. Donovan                Senior Vice                  None
                                 President and
                                 Director

Thomas E. Hill                   Senior Vice                  None
One Mill Place                   President and
Easton, MD  21601                Director

Arnold S. Hoffman                Senior Vice                  None
1735 Market Street               President and
Philadelphia, PA  19103          Director

Carl Hohnbaum                    Senior Vice                  None
24th Floor                       President and
Two Oliver Plaza                 Director
Pittsburgh, PA  15222

William B. Jones, Jr.            Senior Vice                  None
1747 Pennsylvania                President and
  Avenue, N.W.                   Director
Washington, D.C. 20006

Laura L. Lange                   Senior Vice                  None
                                 President and
                                 Director

Marvin H. McIntyre               Senior Vice                  None
1747 Pennsylvania                President and
  Avenue, N.W.                   Director
Washington, D.C.  20006

Mark I. Preston                  Senior Vice                  None
                                 President and
                                 Director

F. Barry Bilson                  Senior Vice                  None
                                 President and
                                 Director

M. Walter D'Alessio, Jr.         Director                     None
1735 Market Street
Philadelphia, PA  19103

Harry M. Ford, Jr.               Senior Vice                  None
                                 President

William F. Haneman, Jr.          Senior Vice                  None
One Battery Park Plaza           President
New York, New York  10005

Theodore S. Kaplan               Senior Vice                  None
                                 President and
                                 General Counsel

Horace M. Lowman, Jr.            Senior Vice                  None
                                 President and
                                 Asst. Secretary

Seth J. Lehr                     Senior Vice                  None
1735 Market St.                  President
Philadelphia, PA  19103

Robert L. Meltzer                Senior Vice                  None
One Battery Park Plaza           President
New York, NY  10004

John A. Pliakas                  Senior Vice                  None
99 Summer Street                 President
Boston, MA  02101

Gail Reichard                    Senior Vice                  None
7 E. Redwood St.                 President
Baltimore, MD  21202

Timothy C. Scheve                Senior Vice                  None
                                 President and
                                 Treasurer

Elisabeth N. Spector             Senior Vice                  None
                                 President

Joseph Sullivan                  Senior Vice                  None
                                 President

Cheryl Allen                     Vice President               None
221 West Sixth St.
Austin, TX 78701

William H. Bass, Jr.             Vice President               None

Nathan S. Betnun                 Vice President               None

John C. Boblitz                  Vice President               None
7 E. Redwood St.
Baltimore, MD  21202

Andrew J. Bowden                 Vice President               None

D. Stuart Bowers                 Vice President               None
7 E. Redwood St.

Baltimore, MD  21202

Edwin J. Bradley, Jr.            Vice President               None

Scott R. Cousino                 Vice President               None

John R. Gilner                   Vice President               None

Terrence R. Duvernay             Vice President               None
1100 Poydras St.
New Orleans, LA 70163

Richard A. Jacobs                Vice President               None

C. Gregory Kallmyer              Vice President               None

Edward W. Lister, Jr.            Vice President               None

Marie K. Karpinski               Vice President               Vice President
                                                              and Treasurer

Anne S. Morse                    Vice President               None
1735 Market St.
Philadelphia, PA 19103

Hance V. Myers, III              Vice President               None
1100 Poydras St.
New Orleans, LA 70163

Jonathan M. Pearl                Vice President               None
1777 Reisterstown Rd.
Pikesville, MD  21208

Douglas F. Pollard               Vice President               None

Carl W. Riedy, Jr.               Vice President               None

Robert W. Schnakenberg           Vice President               None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino               Vice President               None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                     Vice President               None
7 E. Redwood St.
Baltimore, MD  21202

Eugene B. Shephard               Vice President               None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell             Vice President               None

Alexsander M. Stewart            Vice President               None
One World Trade Center
New York, NY  10048

F. James Tennies                 Vice President,              None
                                 Asst. Secretary &
                                 Asst. General Counsel

Robert S. Trio                   Vice President               None
1747 Pennsylvania Ave.
Washington, DC 20006

Lewis T. Yeager                  Vice President               None
7 E. Redwood St.
Baltimore, MD  21202

Joseph F. Zunic                  Vice President               None


           * All addresses are 111 South Calvert Street, Baltimore, Maryland 21202, unless otherwise indicated.

     (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.


Item 30.     Location of Accounts and Records

             State Street Bank and Trust Company
             P. O. Box 1713
             Boston, Massachusetts 02105

Item 31.     Management Services

             None

Item 32.     Undertakings

             Registrant hereby undertakes to provide each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                 SIGNATURE PAGE

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland, on the 28th day of February, 1997.

                                      LEGG MASON INCOME TRUST, INC.

                                      by: /s/ John F. Curley, Jr.
                                          -----------------------
                                              John F. Curley, Jr.
                                              Chairman of the Board and Director

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:




Signature                                      Title                                Date

/s/ John F. Curley, Jr.                        Chairman of the Board                February 28, 1997
-----------------------
John F. Curley, Jr.                            and Director

/s/ Edmund J. Cashman, Jr.                     Vice Chairman of the                 February 28, 1997
--------------------------
Edmund J. Cashman, Jr.                         Board and Director

/s/ Edward A. Taber, III                       President and Director               February 28, 1997
------------------------
Edward A. Taber, III

/s/ Richard G. Gilmore                         Director                             February 28, 1997
----------------------
Richard G. Gilmore*

/s/ Charles F. Haugh                           Director                             February 28, 1997
--------------------
Charles F. Haugh*

/s/ Arnold L. Lehman                           Director                             February 28, 1997
--------------------
Arnold L. Lehman*

/s/ Jill E. McGovern                           Director                             February 28, 1997
--------------------
Jill E. McGovern*

/s/ T.A. Rodgers                               Director                             February 28, 1997
----------------
T.A. Rodgers*

/s/ Marie K. Karpinski                         Vice President                       February 28, 1997
----------------------
Marie K. Karpinski                             and Treasurer


*Signatures affixed by Marie K. Karpinski pursuant to powers of attorney, dated May 18, 1992, filed herewith.

                               POWER OF ATTORNEY



I, the undersigned Director of Legg Mason Income Trust, Inc. (the "Fund") hereby severally constitute and appoint Marie K. Karpinski, Arthur J. Brown, and Dana
L. Platt and each of them singly my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any and all Post- Effective Amendments to the Fund's registration statement, any registration statements on Form N-14, any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.


Signature                                                  Date

/s/ Richard G. Gilmore                                     May 18, 1992
----------------------
Richard G. Gilmore

/s/ Charles F. Haugh                                       May 18, 1992
--------------------
Charles F. Haugh

/s/ Arnold L. Lehman                                       May 18, 1992
--------------------
Arnold L. Lehman

/s/ Jill E. McGovern                                       May 18, 1992
--------------------
Jill E. McGovern

/s/ T. A. Rodgers                                          May 18, 1992
-----------------
T. A. Rodgers